                                                   Registration No. 333-58385


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                       N-8B-2

                           Post-Effective Amendment No. 1

                                  VEL ACCOUNT III
             OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             (Exact Name of Registrant)

               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                 440 Lincoln Street
                                Worcester, MA 01653
                       (Address of Principal Executive Office)

                             Abigail M. Armstrong, Esq.
                                 440 Lincoln Street
                                Worcester, MA 01653
                 (Name and Address of Agent for Service of Process)

            It is proposed that this filing will become effective:


             ___ immediately upon filing pursuant to paragraph (b)
             _X_ on May 1, 1999 pursuant to paragraph (b)
             ___ 60 days after filing pursuant to paragraph (a) (1)
             ___ on (date) pursuant to paragraph (a) (1)
             ___ this post-effective amendment designates a new effective date
             ___ for a previously filed post-effective amendment.

                            SINGLE PREMIUM VARIABLE LIFE

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

                        RECONCILIATION AND TIE BETWEEN ITEMS
                         IN FORM N-8B-2 AND THE PROSPECTUS

ITEM NO. OF
FORM N-8B-2   CAPTION IN PROSPECTUS
----------    ---------------------
1 . . . . . . Cover Page
2 . . . . . . Cover Page
3 . . . . . . Not Applicable
4 . . . . . . Distribution
5             Description of the Company, The Variable Account and the
              Underlying Funds
6 . . . . . . The Variable Account
7 . . . . . . Not Applicable
8 . . . . . . Not Applicable
9 . . . . . . Legal Proceedings
10. . . . . . Summary; Description of the Company, the Variable Account and
              Underlying Funds; The Contract; Contract Termination and
              Reinstatement; Other Contract Provisions
11. . . . . . Summary; The Trust; Fidelity VIP; Fidelity VIP II; T. Rowe Price;
              DGPF; Investment Objectives and Policies
12. . . . . . Summary; The Trust; Fidelity VIP and Fidelity VIP II; T. Rowe
              Price; DGPF.
13. . . . . . Summary; The Trust; Fidelity VIP and Fidelity VIP II; T. Rowe
              Price; DGPF; Investment Advisory Service to the Trust; Investment
              Advisory Services to Fidelity VIP and Fidelity VIP II; Investment
              Advisory Services to T. Rowe Price; Investment Advisory Services
              to DGPF; Charges and Deductions
14. . . . . . Summary; Applying for a Contract
15. . . . . . Summary; Applying for a Contract; Payments; Allocation of
              Payments
16. . . . . . The Variable Account; The Trust; Fidelity VIP and Fidelity VIP II;
              T. Rowe Price; DGPF; Allocation of Payments
17. . . . . . Summary; Surrender; Partial Withdrawal; Charges and Deductions;
              Contract Termination and Reinstatement
18. . . . . . The Variable Account; The Trust; Fidelity VIP and Fidelity VIP II;
              T. Rowe Price; DGPF; Payments
19. . . . . . Reports; Voting Rights
20. . . . . . Not Applicable
21. . . . . . Summary; Contract Loans; Other Contract Provisions
22. . . . . . Other Contract Provisions
23. . . . . . Not Required
24. . . . . . Other Contract Provisions
25. . . . . . The Company
26. . . . . . Not Applicable
27. . . . . . The Company
28. . . . . . Directors and Principal Officers of the Company
29. . . . . . The Company
30. . . . . . Not Applicable
31. . . . . . Not Applicable
32. . . . . . Not Applicable
33. . . . . . Not Applicable
34. . . . . . Not Applicable
35. . . . . . Distribution
36. . . . . . Not Applicable

37. . . . . . Not Applicable
38. . . . . . Summary; Distribution
39. . . . . . Summary; Distribution
40. . . . . . Not Applicable
41. . . . . . The Company, Distribution
42. . . . . . Not Applicable
43. . . . . . Not Applicable
44. . . . . . Payments; Contract Value
45. . . . . . Not Applicable
46. . . . . . Contract Value;  Federal Tax Considerations
47. . . . . . The Company
48. . . . . . Not Applicable
49. . . . . . Not Applicable
50. . . . . . The Variable Account
51. . . . . . Cover Page; Summary; Charges and Deductions; The Contract;
              Contract Termination and Reinstatement; Other Contract Provisions
52. . . . . . Addition, Deletion or Substitution of Investments
53  . . . . . Federal Tax Considerations
54. . . . . . Not Applicable
55. . . . . . Not Applicable
56. . . . . . Not Applicable
57. . . . . . Not Applicable
58. . . . . . Not Applicable
59. . . . . . Not Applicable

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                     WORCESTER, MASSACHUSETTS
                     MODIFIED SINGLE PAYMENT VARIABLE LIFE INSURANCE POLICIES
                                    ALLMERICA ESTATE OPTIMIZER



                        This Prospectus provides important information about
   PLEASE READ THIS     Allmerica Estate Optimizer, a modified single payment
 PROSPECTUS CAREFULLY   variable life insurance contract issued by Allmerica
 BEFORE INVESTING AND   Financial Life Insurance and Annuity Company. The
  KEEP IT FOR FUTURE    contracts are funded through VEL Account III, a
      REFERENCE.        separate investment account of the Company that is
                        referred to as the Variable Account.

                        The Variable Account is subdivided into Sub-Accounts.
    VARIABLE LIFE       Each Sub-Account invests exclusively in shares of one
   POLICIES INVOLVE     of the following Funds of Allmerica Investment Trust,
   RISKS INCLUDING      Variable Insurance Products Fund, Variable Insurance
   POSSIBLE LOSS OF     Products Fund II, T. Rowe Price International Series,
      PRINCIPAL.        Inc., and Delaware Group Premium Fund, Inc.




 THIS PROSPECTUS MUST   ALLMERICA INVESTMENT TRUST                           VARIABLE INSURANCE PRODUCTS FUND
  BE ACCOMPANIED BY     Select Aggressive Growth Fund                        Fidelity VIP Overseas Portfolio
 PROSPECTUSES OF THE    Select Capital Appreciation Fund                     Fidelity VIP Growth Portfolio
        FUNDS.          Select Value Opportunity Fund                        Fidelity VIP Equity-Income Portfolio
                        Select Emerging Markets Fund                         Fidelity VIP High Income Portfolio
                        Select International Equity Fund                     VARIABLE INSURANCE PRODUCTS FUND II
                        Select Growth Fund                                   Fidelity VIP II Asset Manager Portfolio
                        Select Strategic Growth Fund                         T. ROWE PRICE INTERNATIONAL SERIES, INC.
                        Growth Fund                                          T. Rowe International Stock Portfolio
                        Equity Index Fund                                    DELAWARE GROUP PREMIUM FUND, INC.
                        Select Growth and Income Fund                        DGPF International Equity Series
                        Investment Grade Income Fund
                        Select Income Fund
                        Government Bond Fund
                        Money Market Fund



                          The Contract provides for life insurance coverage and
                          for the accumulation of a Contract Value, which will
                          accumulate on a variable basis. The Contract requires
                          the Contract Owner to make an initial payment of at
                          least $25,000.
                          Each Contract is a modified endowment contract for
  THIS LIFE POLICY IS     federal income tax purposes, except in certain
        NOT:              circumstances described in FEDERAL TAX
 - A BANK DEPOSIT OR      CONSIDERATIONS. A loan, distribution or other amounts
   OBLIGATION;            received from a modified endowment contract during
 - FEDERALLY INSURED;     the life of the Insured will be taxed to the extent
 - ENDORSED BY ANY        of accumulated income in the contract. Death Benefits
   BANK OR                under a modified endowment contract, however, are
   GOVERNMENTAL           generally not subject to federal income tax. See
   AGENCY.                FEDERAL TAX CONSIDERATIONS.
                          This Prospectus can also be obtained from the Securities and Exchange Commission's website
                          (http://www.sec.gov).
                          IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING
                          INSURANCE WITH THE POLICY.

                          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                        CORRESPONDENCE MAY BE MAILED TO                      DATED MAY 1, 1999
                        ALLMERICA LIFE                                       440 LINCOLN STREET
                        P.O. BOX 8014                                        WORCESTER, MASSACHUSETTS 01653
                        BOSTON, MA 02266-8014                                (508) 855-1000

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          3
SUMMARY...............................................................................          6
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS............         13
INVESTMENT OBJECTIVES AND POLICIES....................................................         15
INVESTMENT ADVISORY SERVICES..........................................................         17
THE CONTRACT..........................................................................         20
    Applying for a Contract...........................................................         20
    Free Look Period..................................................................         20
    Conversion Privilege..............................................................         21
    Payments..........................................................................         21
    Allocation of Payments............................................................         21
    Transfer Privilege................................................................         22
    Death Benefit.....................................................................         23
    Guaranteed Death Benefit Rider....................................................         24
    Contract Value....................................................................         25
    Payment Options...................................................................         26
    Optional Insurance Benefits.......................................................         26
    Surrender.........................................................................         26
    Partial Withdrawal................................................................         27
CHARGES AND DEDUCTIONS................................................................         27
    Monthly Deductions................................................................         27
    Daily Deductions..................................................................         28
    Surrender Charge..................................................................         29
    Transfer Charges..................................................................         30
CONTRACT LOANS........................................................................         31
CONTRACT TERMINATION AND REINSTATEMENT................................................         32
OTHER CONTRACT PROVISIONS.............................................................         33
FEDERAL TAX CONSIDERATIONS............................................................         34
    The Company and the Variable Account..............................................         34
    Taxation of the Contracts.........................................................         34
VOTING RIGHTS.........................................................................         36
DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY.......................................         37
DISTRIBUTION..........................................................................         38
REPORTS...............................................................................         38
SERVICES..............................................................................         39
LEGAL PROCEEDINGS.....................................................................         39
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         39
FURTHER INFORMATION...................................................................         40
MORE INFORMATION ABOUT THE FIXED ACCOUNT..............................................         40
INDEPENDENT ACCOUNTANTS...............................................................         41
YEAR 2000 DISCLOSURE..................................................................         41
FINANCIAL STATEMENTS..................................................................         42

APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE.....................................        A-1
APPENDIX B -- OPTIONAL INSURANCE BENEFITS.............................................        B-1
APPENDIX C -- PAYMENT OPTIONS.........................................................        C-1
APPENDIX D -- ILLUSTRATIONS...........................................................        D-1
APPENDIX E -- PERFORMANCE INFORMATION.................................................        E-1
FINANCIAL STATEMENTS..................................................................        F-1

                                 SPECIAL TERMS

AGE: how old the Insured is on his/her last birthday measured on the Date of Issue and each Contract anniversary.


ALLMERICA FINANCIAL: Allmerica Financial Life Insurance and Annuity Company. "We," "our," "us," and "the Company" refer to Allmerica Financial Life Insurance and Annuity Company in this prospectus.


BENEFICIARY: the person or persons you name to receive the Net Death Benefit when the Insured dies.

CONTRACT OWNER: the person who may exercise all rights under the Contract, with the consent of any irrevocable Beneficiary. "You" and "your" refer to the Contract Owner in this prospectus.

CONTRACT VALUE: the total value of your Contract. It is the SUM of the:

    - Value of the units of the Sub-Accounts credited to your Contract; PLUS

    - Accumulation in the Fixed Account credited to the Contract.

DATE OF ISSUE: the date the Contract was issued, used to measure the Monthly Processing Date, Contract months, Contract years and Contract anniversaries.

DEATH BENEFIT: the Face Amount (the amount of insurance determined by your payment) or the Guideline Minimum Sum Insured, whichever is greater. After the Final Payment Date, if the Guaranteed Death Benefit Rider is in effect, the Death Benefit will be the greater of the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company.

EVIDENCE OF INSURABILITY: information, including medical information, used to decide the Insured's Underwriting Class.

FACE AMOUNT: the amount of insurance coverage. The Face Amount is shown in your Contract.

FINAL PAYMENT DATE: the Contract anniversary before the Insured's 100th birthday. After this date, no payments may be made and the Net Death Benefit is the Contract Value less any Outstanding Loan.


FIXED ACCOUNT: the part of the Company's General Account that guarantees principal and a fixed interest rate.


GENERAL ACCOUNT: all our assets other than those held in separate investment accounts.

GUIDELINE MINIMUM SUM INSURED: the minimum death benefit required to qualify the Contract as "life insurance" under federal tax laws. The guideline minimum sum insured is the product of

    - The Contract Value TIMES

    - A percentage based on the Insured's age

GUIDELINE SINGLE PREMIUM: used to determine the Face Amount under the Contract.

INSURED: the person or persons covered under the Contract. If more than one person is named, all provisions of the Contract that are based on the death of the Insured will be based on the date of death of the last surviving Insured.

LOAN VALUE: the maximum amount you may borrow under the Contract.

MONTHLY DEDUCTIONS: the amount of money that we deduct from the Contract Value each month to pay for the Monthly Maintenance Fee, Administration Charge, Monthly Insurance Protection Charge, Distribution Charge and the Federal and State Payment Tax Charge.

MONTHLY INSURANCE PROTECTION CHARGE: the amount of money that we deduct from the Contract Value each month to pay for the insurance.

MONTHLY PROCESSING DATE: the date, shown in your Contract, when Monthly Deductions are deducted.

NET DEATH BENEFIT: Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan on the Insured's death rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawal costs and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan on the Insured's death.

If the Guaranteed Death Benefit Rider is in effect after the Final Payment Date, the Death Benefit will be either the Face Amount as of the Final Payment Date or the Contract Value as of the date due proof of death is received by the Company, whichever is greater, reduced by an Outstanding Loan through the contract month in which the Insured dies.

OUTSTANDING LOAN: all unpaid Contract loans plus loan interest due or accrued.

PRINCIPAL OFFICE: our office at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: an allocation among the Fixed Account and the Sub-Accounts of the Variable Account in the same proportion that, on the date of allocation, the Contract Value in the Fixed Account (other than value subject to Outstanding
Loan) and the Contract Value in each Sub-Account bear to the total Contract
Value.

SECOND-TO-DIE: the Contract may be issued as a joint survivorship
("Second-to-Die") Contract. Life insurance coverage is provided for two Insureds, with death benefits payable at the death of the last surviving Insured.

SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a Fund.

SURRENDER VALUE: the amount payable on a full surrender. It is the Contract Value less any Outstanding Loan and surrender charges.

UNDERLYING FUNDS (FUNDS): the investment Funds of Allmerica Investment Trust ("Trust"), the Portfolios of Fidelity Variable Insurance Products Fund ("Fidelity VIP"), Fidelity Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price"), and the Series of Delaware Group Premium Fund, Inc. ("DGPF") which are available under the Contract.

UNDERWRITING CLASS: the insurance risk classification that we assign the Insured based on the information in the application and other Evidence of Insurability we consider. The Insured's underwriting class will affect the Monthly Insurance Protection Charge.

UNIT: a measure of your interest in a Sub-Account.

VALUATION DATE: any day on which the net asset value of the shares of any Funds and Unit values of any Sub-Accounts are computed. Valuation dates currently occur on:

    - Each day the New York Stock Exchange is open for trading; and

    - Other days (other than a day during which no payment, partial withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in a Fund's portfolio securities so that the current net asset value of the Sub-Accounts may be materially affected.

VALUATION PERIOD: the interval between two consecutive Valuation Dates.

VARIABLE ACCOUNT: VEL Account III, one of the Company's separate investment accounts.

WRITTEN REQUEST: your request in writing, satisfactory to us, received at our Principal Office.

                                    SUMMARY

WHAT IS THE CONTRACT'S OBJECTIVE?

The objective of the Contract is to give permanent life insurance protection and to help you build assets tax-deferred. Benefits available through the Contract include:

    - A life insurance benefit that can protect your family;

    - Payment options that can guarantee an income for life, if you want to use your Contract for retirement income;

    - A personalized investment portfolio you may tailor to meet your needs, time frame and risk tolerance level;

    - Experienced professional investment advisers; and

    - Tax deferral on earnings while your money is accumulating.

The Contract combines features and benefits of traditional life insurance with the advantages of professional money management. However, unlike the fixed benefits of ordinary life insurance, the Contract Value will increase or decrease depending on investment results. Unlike traditional insurance policies, the Contract has no fixed schedule for payments.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?

The Contract is a contract between you and us. Each Contract has a Contract Owner ("you"), the Insured and a Beneficiary. As Contract Owner, you make the payment, choose investment allocations and select the Insured and Beneficiary. The Insured is the person covered under the Contract. The Beneficiary is the person who receives the Net Death Benefit when the Insured dies.

WHAT HAPPENS WHEN THE INSURED DIES?

We will pay the Net Death Benefit to the Beneficiary when the Insured dies while the Contract is in effect. If the Contract was issued as a Second-to-Die Contract, the Net Death Benefit will be paid on the death of the last surviving Insured.

Before the Final Payment Date, the Death Benefit is either the Face Amount (the amount of insurance determined by your payment) or the minimum death benefit provided by the Guideline Minimum Sum Insured, whichever is greater. The Net Death Benefit is the Death Benefit less any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, if the Guaranteed Death Benefit Rider is NOT in effect, the Net Death Benefit is the Contract Value less any Outstanding Loan. The Beneficiary may receive the Net Death Benefit in a lump sum or under one of the Company's payment options. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a Guaranteed Death Benefit will be provided unless the Rider is subsequently terminated. The Guaranteed Death Benefit will be either the Face or the Contract Value as of the date due proof of death is received by the Company, which is greater, reduced by any Outstanding Loan through the Contract month in which the insured dies. For more information, see "Guaranteed Death Benefit Rider."

CAN I EXAMINE THE CONTRACT?

Yes. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives within 10 days (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment.

If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The value of the Units in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

WHAT ARE MY INVESTMENT CHOICES?

The Contract permits you to allocate payments to up to twenty Sub-Accounts of the Variable Account. Each Sub-Account invests its assets in a corresponding investment portfolio ("Fund") of Allmerica Investment Trust ("Trust"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), T. Rowe Price International Series, Inc. ("T. Rowe Price") or Delaware Group Premium Fund, Inc. ("DGPF").

This range of investment choices allows you to allocate your money among the various Funds to meet your investment needs. If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, we will allocate all Sub-Account investments to the Money Market Fund during the Right to Cancel period. Reallocation will then be made to the Sub-Account investments you selected on the application no later than the expiration of the Right to Cancel period. For more information about your investment choices, see WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?, below.

The Contract also offers a Fixed Account. The Fixed Account is a guaranteed account offering a minimum interest rate. It is part of the General Account of the Company.

WHO ARE THE INVESTMENT ADVISERS AND HOW ARE THEY SELECTED?

BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm, assists the Company in the selection of the Contract's Funds. In addition, BARRA RogersCasey assists the Trust in the selection of investment advisers for the Funds of the Trust. BARRA RogersCasey provides consulting services to pension plans representing hundreds of billions of dollars in total assets and, in its consulting capacity, monitors the investment performance of over 1000 investment advisers. BARRA RogersCasey also develops asset allocation strategies that broker-dealers may elect to provide to their registered representatives in assisting clients in developing diversified portfolios. BARRA RogersCasey is wholly-controlled by BARRA, Inc. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any investment advice provided to the Funds by Allmerica Financial Investment Management Services, Inc. ("AFIMS") or the investment advisers.

AFIMS, an affiliate of the Company, is the investment manager of the Trust. AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey. Each investment adviser is selected by using strict objective, quantitative, and qualitative criteria, with special emphasis on the investment adviser's record in managing similar portfolios. In consultation with BARRA RogersCasey, a committee monitors and evaluates the ongoing performance of all of the Funds. The committee may recommend the replacement of an investment adviser of one of the Funds of the Trust, or the addition or deletion of Funds. The committee includes members who may be affiliated or unaffiliated with the Company and the Trust. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

Fidelity Management & Research Company ("FMR") is the investment adviser of Fidelity VIP and Fidelity VIP II. FMR is one of America's largest investment management organizations and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies, which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


Rowe Price-Fleming International, Inc. ("Price-Fleming") is the investment adviser of T. Rowe Price. Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as Sub-Adviser of the Select Capital Appreciation Fund of the Trust.


Delaware International Advisers, Ltd. ("Delaware International") is the investment adviser for the International Equity Series.

The following are the Investment Managers and Sub-Advisers of the Funds:


        FUND                            MANAGER
--------------------------------------  --------------------------------------------
Select Aggressive Growth Fund           Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation Fund        T. Rowe Price Associates, Inc.
Select Value Opportunity Fund           Cramer Rosenthal McGlynn, LLC

Select Emerging Markets Fund            Schroder Capital Management International
                                        Inc.
T. Rowe Price International Stock       Rowe Price-Fleming International, Inc.
Portfolio
Fidelity VIP Overseas Portfolio         Fidelity Management & Research Company
Select International Equity Fund        Bank of Ireland Asset Management (U.S.)
                                        Limited
Delaware International Equity Series    Delaware International Advisers, Ltd.

Fidelity VIP Growth Portfolio           Fidelity Management & Research Company
Select Growth Fund                      Putnam Investment Management, Inc.
Select Strategic Growth Fund            Cambiar Investors, Inc.
Growth Fund                             Miller, Anderson, & Sherrerd

Equity Index Fund                       Allmerica Asset Management, Inc.
Fidelity VIP Equity-Income Portfolio    Fidelity Management & Research Company
Select Growth and Income Fund           J. P. Morgan Investment Management Inc.

Fidelity VIP II Asset Manager           Fidelity Management & Research Company
Portfolio
Fidelity VIP High Income Portfolio      Fidelity Management & Research Company
Investment Grade Income Fund            Allmerica Asset Management, Inc.
Select Income Fund                      Standish, Ayer & Wood, Inc.
Government Bond Fund                    Allmerica Asset Management, Inc.

Money Market Fund                       Allmerica Asset Management, Inc.


CAN I MAKE TRANSFERS AMONG THE FUNDS AND THE FIXED ACCOUNT?

Yes. You may transfer among the Funds and the Fixed Account, subject to our consent and then current rules. You will incur no current taxes on transfers while your money is in the Contract. You also may elect automatic account rebalancing so that assets remain allocated according to a desired mix or choose automatic dollar cost averaging to gradually move funds into one or more Sub-Accounts. See "Transfer Privilege."

The first 12 transfers of Contract Value in a Contract year are free. A transfer charge not to exceed $25 may apply for each additional transfer in the same Contract year. This charge is for the costs of processing the transfer.

HOW MUCH CAN I INVEST AND HOW OFTEN?

The Contract requires a single payment on or before the Date of Issue. Additional payment(s) of at least $10,000 may be made as long as the total payments do not exceed the maximum payment amount specified in the Contract.

WHAT IF I NEED MY MONEY?

You may borrow up to the Loan Value of your Contract. The Loan Value is 90% of your Surrender Value. You may also make partial withdrawals and surrender the Contract for its Surrender Value.

The guaranteed annual interest rate credited to the Contract Value securing a loan will be at least 4.0%. However, any portion of the Outstanding Loan that is a preferred loan will be credited with not less than 5.50%.

We will allocate Contract loans among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer the Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account.


You may surrender your Contract and receive its Surrender Value. You may make partial withdrawals of $1,000 or more from the Contract Value, subject to a partial withdrawal transaction fee and any applicable surrender charges. The Face Amount is proportionately reduced by each partial withdrawal. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. A surrender or partial withdrawal may have tax consequences. See "Taxation of the Contracts."


CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

Yes. There are several changes you can make after receiving your Contract, within limits. You may

    - Cancel your Contract under its "Right to Cancel" provision;

    - Transfer your ownership to someone else;

    - Change the Beneficiary;

    - Change the allocation for any additional payment, with no tax consequences under current law;

    - Make transfers of the Contract Value among the Funds, with no taxes incurred under current law; and

    - Add or remove the optional insurance benefits provided by rider.


CAN I CONVERT MY CONTRACT INTO A FIXED CONTRACT?


Yes. You can convert your Contract without charge during the first 24 months after the Date of Issue. On conversion, we will transfer the Contract Value in the Variable Account to the Fixed Account. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

We deduct the following monthly charges from the Contract Value:

    - a $2.50 Maintenance Fee from Contracts with a Contract Value of less than $100 (See "Maintenance Fee");

    - 0.20% on an annual basis for the administrative expenses (See "Administration Charge");

    - a deduction for the cost of insurance, which varies depending on the type of Contract and Underwriting Class (See "Monthly Insurance Protection Charge"); and

    - For the first ten Contract years only, 0.90% on an annual basis for distribution expenses (See "Distribution Fee"); and

    - For the first Contract year only, 1.50% on an annual basis for federal, state and local taxes (See "Federal & State Payment Tax Charge").

The following daily charge is deducted from the Variable Account:

    - 0.90% on an annual basis for the mortality and expense risks (See "Mortality and Expense Risk Charge").

There are deductions from and expenses paid out of the assets of the Funds that are described in the accompanying prospectuses.

WHAT ARE THE EXPENSES AND FEES OF THE FUNDS?


In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. The levels of fees and expenses vary among the Funds. The following table shows the expenses of the Funds for 1998. For more information concerning fees and expenses, see the prospectuses of the Funds.



                                                              MANAGEMENT FEE      OTHER EXPENSES     TOTAL FUND EXPENSES
                                                             (AFTER VOLUNTARY   (AFTER APPLICABLE      (AFTER WAIVERS/
UNDERLYING FUND                                                  WAIVERS)        REIMBURSEMENTS)       REIMBURSEMENTS)
----------------------------------------------------------  ------------------  ------------------  ----------------------
Select Aggressive Growth Fund.............................        0.88%                 0.07%             0.95%(1)(2)
Select Capital Appreciation Fund..........................        0.94%                 0.10%             1.04%(1)(2)
Select Value Opportunity Fund.............................        0.90%(1)*             0.08%             0.98%(1)(2)*
Select Emerging Markets Fund(@)...........................        1.00%*                1.19%             2.19%(1)(2)*
Select International Equity Fund..........................        0.90%                 0.12%             1.02%(1)(2)
DGPF International Equity Series..........................        0.82%(4)              0.13%             0.95%(4)
Fidelity VIP Overseas Portfolio...........................        0.74%                 0.17%             0.91%(3)
T. Rowe Price International Stock Portfolio...............        1.05%                 0.00%             1.05%
Select Growth Fund........................................        0.81%**               0.05%             0.86%(1)(2)**
Select Strategic Growth Fund(@)...........................        0.39%*                0.81%             1.20%(1)(2)*
Growth Fund...............................................        0.44%                 0.05%             0.49%(1)(2)
Fidelity VIP Growth Portfolio.............................        0.59%                 0.09%             0.68%(3)
Equity Index Fund.........................................        0.29%                 0.07%             0.36%(1)
Select Growth and Income Fund.............................        0.68%                 0.05%             0.73%(1)(2)
Fidelity VIP Equity-Income Portfolio......................        0.49%                 0.09%             0.58%(3)
Fidelity VIP II Asset Manager Portfolio...................        0.54%                 0.10%             0.64%(3)
Fidelity VIP High Income Portfolio........................        0.58%                 0.12%             0.70%(3)
Investment Grade Income Fund..............................        0.43%                 0.09%             0.52%(1)
Select Income Fund........................................        0.54%*                0.10%             0.64%(1)
Government Bond Fund......................................        0.50%                 0.14%             0.64%(1)
Money Market Fund.........................................        0.26%                 0.06%             0.32%(1)

(@) Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998. Expenses shown are annualized.



* Amount has been adjusted to reflect a voluntary expense limitation currently in effect for Select Emerging Markets Fund, Select Value Opportunity Fund, and Select Strategic Growth Fund. Without these adjustments, the Management Fees and Total Fund Expenses would have been 1.35% and 2.54%, respectively, for Select Emerging Markets Fund, 0.91% and 0.99%, respectively, for Select Value Opportunity Fund, and 0.85% and 1.66%, respectively, for Select Strategic Growth Fund.



** Effective June 1, 1998, the management fee rate for the Select Growth Fund was revised. The Management Fee and Total Fund Expense ratios shown in the table above have been adjusted to assume that the revised rates took effect January 1, 1998.



(1) Until further notice, Allmerica Financial Investment Management Services, Inc. ("AFIMS") has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund, and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


    Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.


    Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



    The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



(2) These funds have entered into agreements with brokers whereby brokers rebate a portion of commissions. Had these amounts been treated as reductions of expenses, the total annual fund operating expense ratios would have been 2.19% for Select Emerging Markets Fund, 0.92% for Select Aggressive Growth Fund, 1.02% for Select Capital Appreciation Fund, 0.94% for Select Value Opportunity Fund, 1.01% for Select International Equity Fund, 0.84% for Select Growth Fund, 1.14% for Select Strategic Growth Fund, 0.46% for Growth Fund and 0.70% for Select Growth and Income Fund.



(3) A portion of the brokerage commissions that certain funds paid were used to reduce Fund expenses. In addition, certain funds, or Fidelity Management & Research Company on behalf of certain funds, have entered into arrangements with their custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been 0.57% for Fidelity VIP Equity-Income Portfolio, and 0.66% for Fidelity VIP Growth Portfolio, 0.89% for Fidelity VIP Overseas Portfolio and 0.63% for Fidelity VIP II Asset Manager Portfolio.



(4) Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.

    The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


WHAT CHARGES DO I INCUR IF I SURRENDER MY CONTRACT OR MAKE A PARTIAL WITHDRAWAL?

The charges below apply only if you surrender your Contract or make partial withdrawals:

    - Surrender Charge -- A surrender charge on a withdrawal exceeding the "Free 10% Withdrawal," described below. This charge applies on surrenders or partial withdrawals within ten Contract years from Date of Issue. The surrender charge begins at 10.00% of the amount that exceeds the Free 10% Withdrawal amount and decreases to 0% by the tenth Contract year.


    - Partial Withdrawal Transaction Fee -- A transaction fee of 2.0% of the amount withdrawn, not to exceed $25, for each partial withdrawal for processing costs. The transaction fee applies to all partial withdrawals including a Withdrawal without a surrender charge.


WHAT ARE THE LAPSE AND REINSTATEMENT PROVISIONS OF MY CONTRACT?

The Contract will not lapse unless the Surrender Value on a Monthly Processing Date is less than zero. There is a 62-day grace period in this situation. You may reinstate your Contract within three years after the grace period, within limits. If the Guaranteed Death Benefit Rider is in effect, the Contract will not lapse. However, if the Guaranteed Death Benefit Rider terminates, the Contract may then lapse. See "Guaranteed Death Benefit Rider."

HOW IS MY CONTRACT TAXED?

The Contract has been designed to be a "modified endowment contract." However, under Section 1035 of the Internal Revenue Code of 1986, as amended ("Code") an exchange of (1) a life insurance contract entered into before June 21, 1988 or
(2) a life insurance contract that is not itself a modified endowment contract, will not cause this Contract to be treated as a modified endowment contract if no additional payments are made and there is no increase in the death benefit as a result of the exchange.

If the Contract is considered a modified endowment contract, all distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. Also, a 10% penalty tax may be imposed on that part of a distribution that is includible in income. However, the Net Death Benefit under the Contract is excludable from the gross income of the Beneficiary. In some circumstances, federal estate tax may apply to the Net Death Benefit or the Contract Value. See "Taxation of the Contracts."

THIS SUMMARY IS INTENDED TO PROVIDE ONLY A VERY BRIEF OVERVIEW OF THE MORE SIGNIFICANT ASPECTS OF THE CONTRACT. THIS PROSPECTUS AND THE CONTRACT PROVIDE FURTHER DETAIL. THE CONTRACT PROVIDES INSURANCE PROTECTION FOR THE NAMED BENEFICIARY. THE CONTRACT AND ITS ATTACHED APPLICATION ARE THE ENTIRE AGREEMENT BETWEEN YOU AND THE COMPANY.

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCOUNT,
                            AND THE UNDERLYING FUNDS

THE COMPANY


Allmerica Financial Life Insurance and Annuity Company ("Company" or "Allmerica Financial") is a life insurance company organized under the laws of Delaware in 1974. The Company is an indirect, wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn is a wholly-owned subsidiary of Allmerica Financial Corporation. First Allmerica was organized under the laws of Massachusetts in 1844 and is the fifth oldest life insurance company in America. Our principal office is 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 1-508-855-1000. We are subject to the laws of the state of Delaware, to regulation by the Commissioner of Insurance of Delaware, and to other laws and regulations where we are licensed to operate. As of December 31, 1998, Allmerica Financial had over $14 billion in assets and over $26 billion of life insurance in force.


The Company is a charter member of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNT


The Variable Account is a separate investment account with twenty-one (21) Sub-Accounts. You may have allocations in up to twenty (20) Sub-Accounts at one time. Each Sub-Account invests in a Fund of the Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price or DGPF. The assets used to fund the variable part of the Contracts are set aside in Sub-Accounts and are separate from our general assets. We administer and account for each Sub-Account as part of our general business. However, income, capital gains and capital losses are allocated to each Sub-Account without regard to any of our other income, capital gains or capital losses. Under Delaware law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of ours.


Our Board of Directors authorized the Variable Account by vote on June 13, 1996. The Variable Account meets the definition of "separate account" under federal securities laws. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Company. We reserve the right, subject to law, to change the names of the Variable Account and the Sub-Accounts.

THE TRUST

The Trust is an open-end, diversified management investment company registered with the SEC under the 1940 Act. This registration does not involve SEC supervision of the investments or investment policy of the Trust or its separate investment portfolios.


First Allmerica established the Trust as a Massachusetts business trust on October 11, 1984. The Trust is a vehicle for the investment of assets of various separate accounts established by the Company, or other insurance companies. Shares of the Trust are not offered to the public but solely to the separate accounts. Fourteen different investment portfolios of the Trust are available under the Contracts, each issuing a series of shares: Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select Emerging Markets Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund. The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle. The income or losses of one Fund have no effect on the investment performance of another Fund. The Sub-Accounts reinvest dividends and/or capital gains distributions received from a Fund in more shares of that Fund as retained assets. Allmerica Financial Investment Management Services, Inc. ("AFIMS") serves as investment manager of the Trust. AFIMS has entered into agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. See "Investment Advisory Services to the Trust."

FIDELITY VIP


Fidelity VIP, managed by Fidelity Management & Research Company ("FMR"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on November 13, 1981, and registered with the SEC under the 1940 Act. Four of its investment portfolios are available under the
Contract: Fidelity VIP High Income Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio and Fidelity VIP Overseas Portfolio.



Various Fidelity companies perform certain activities required to operate Fidelity VIP. Fidelity Management is one of America's largest investment management organizations, and has its principal business address at 82 Devonshire Street, Boston, Massachusetts. It is composed of a number of different companies which provide a variety of financial services and products. FMR is the original Fidelity company, founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services.


FIDELITY VIP II


Variable Insurance Products Fund II ("Fidelity VIP II"), managed by FMR (see discussion under "Fidelity VIP"), is an open-end, diversified, management investment company organized as a Massachusetts business trust on March 21, 1988 and is registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contract: the Fidelity VIP II Asset Manager Portfolio.


T. ROWE PRICE

T. Rowe Price, managed by Rowe Price-Fleming International, Inc.
("Price-Fleming"), is an open-end, diversified, management investment company organized as a Maryland corporation in 1994 and registered with the SEC under the 1940 Act. One of its investment portfolios is available under the Contracts: the T. Rowe Price International Stock Portfolio.

DELAWARE GROUP PREMIUM FUND, INC.

Delaware Group Premium Fund, Inc. ("DGPF") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of DGPF or its separate investment series. DGPF was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. One investment portfolio ("Series") is available under the Contract: the International Equity Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). See "Investment Advisory Services to DGPF."

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. The Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statements of Additional Information of the Funds are available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

SELECT CAPITAL APPRECIATION FUND -- The Select Capital Appreciation Fund of the Trust seeks long-term growth of capital. Realization of income is not a significant investment consideration and any income realized on the Fund's investments will be incidental to its primary objective. The Fund invests primarily in common stock of industries and companies which are believed to be experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

SELECT VALUE OPPORTUNITY FUND -- The Select Value Opportunity Fund of the Trust seeks long-term growth by investing primarily in a diversified portfolio of common stocks of small and mid-size companies whose securities at the time of purchase are considered by the Sub-Adviser to be undervalued.

SELECT EMERGING MARKETS FUND -- The Select Emerging Markets Fund of the Trust seeks long-term growth of capital by investing in the world's emerging markets. The Fund may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- The T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

FIDELITY VIP OVERSEAS PORTFOLIO -- The Overseas Portfolio of Fidelity VIP seeks long-term growth of capital primarily through investments in foreign securities and provides a means for aggressive investors to diversify their own portfolios by participating in companies and economies outside of the United States.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

DGPF INTERNATIONAL EQUITY SERIES -- The International Equity Series of DGPF seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

FIDELITY VIP GROWTH PORTFOLIO -- The Growth Portfolio of Fidelity VIP seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

SELECT GROWTH FUND -- The Select Growth Fund of the Trust seeks to achieve long-term growth of capital by investing in a diversified portfolio consisting primarily of common stocks selected on the basis of their long-term growth potential.

SELECT STRATEGIC GROWTH FUND -- The Select Strategic Growth Fund of the Trust seeks long-term growth of capital by investing primarily in common stocks of established companies.


GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- The Equity-Income Portfolio of Fidelity VIP seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio also will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500. The Portfolio may invest in high yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds") which are subject to greater risk than investments in higher-rated securities. See "Risks of Lower-Rated Debt Securities" in the Fidelity VIP prospectus.


SELECT GROWTH AND INCOME FUND -- The Select Growth and Income Fund of the Trust seeks a combination of long-term growth of capital and current income. The Fund will invest primarily in dividend-paying common stocks and securities convertible into common stocks.


FIDELITY VIP II ASSET MANAGER PORTFOLIO -- The Asset Manager Portfolio of Fidelity VIP II seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments.

FIDELITY VIP HIGH INCOME PORTFOLIO -- The High Income Portfolio of Fidelity VIP seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities (commonly referred to as "junk bonds"), while also considering growth of capital. These securities often are considered to be speculative, and involve greater risk of default or price changes than securities assigned a high quality rating.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

SELECT INCOME FUND -- The Select Income Fund of the Trust seeks a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

CERTAIN UNDERLYING FUNDS HAVE INVESTMENT OBJECTIVES AND/OR POLICIES SIMILAR TO THOSE OF OTHER UNDERLYING FUNDS. THEREFORE, TO CHOOSE THE SUB-ACCOUNTS WHICH BEST MEET YOUR NEEDS AND OBJECTIVES, CAREFULLY READ THE PROSPECTUSES OF THE TRUST, FIDELITY VIP, FIDELITY VIP II, T. ROWE PRICE AND DGPF, ALONG WITH THIS PROSPECTUS. IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

If required in your state, in the event of a material change in the investment policy of a Sub-Account or the Underlying Fund in which it invests, you will be notified of the change. If you have Contract Value in that Sub-Account, the Company will transfer it without charge on written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) your receipt of the notice of the right to transfer. You may then change the percentages of your premium and deduction allocations.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST


The Trustees have responsibility for the supervision of the affairs of the Trust. The Trustees have entered into a management agreement with Allmerica Financial Investment Management Services, Inc. ("AFIMS"), an indirectly wholly-owned subsidiary of First Allmerica Financial Life Insurance Company. AFIMS, subject to Trustee review, is responsible for the daily affairs of the Trust and the general management of the Funds. AFIMS performs administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with AFIMS.


The Trust bears all expenses incurred in its operation, other than the expenses AFIMS assumes under the management agreement. Trust expenses include:

    - Costs to register and qualify the Trust's shares under the Securities Act of 1933 ("1933 Act")

    - Other fees payable to the SEC

    - Independent public accountant, legal and custodian fees

    - Association membership dues, taxes, interest, insurance payments and brokerage commissions

    - Fees and expenses of the Trustees who are not affiliated with AFIMS

    - Expenses for proxies, prospectuses, reports to shareholders and other expenses

Under the management agreement with the Trust, AFIMS has entered into agreements with investment advisers ("Sub-Advisers") selected by AFIMS and the Trustees in consultation with BARRA RogersCasey, Inc. ("BARRA RogersCasey"), a pension consulting firm. The cost of such consultation services is borne by AFIMS. As a consultant, BARRA RogersCasey has no decision-making authority with respect to the Funds, and is not responsible for any advice provided to the Funds by AFIMS or the Sub-Advisers.


Under each Sub-Adviser agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to the Trustees' instructions. The Sub-Advisers (other than Allmerica Asset Management, Inc.) are not affiliated with the Company or the Trust.

For providing its services under the Management Agreement, AFIMS will receive a fee, computed daily at an annual rate based on the average daily net asset value of each Fund as follows:


Select Aggressive Growth Fund         First $100 million      1.00%
                                      Next $150 million       0.90%
                                      Over $250 million       0.85%
Select Capital Appreciation Fund      First $100 million      1.00%
                                      Next $150 million       0.90%
                                      Over $250 million       0.85%
Select Value Opportunity Fund         First $100 million      1.00%
                                      Next $150 million       0.85%
                                      Next $250 million       0.80%
                                      Next $250 million       0.75%
                                      Over $750 million       0.70%
Select Emerging Markets Fund          *                       1.35%
Select International Equity Fund      First $100 million      1.00%
                                      Next $150 million       0.90%
                                      Over $250 million       0.85%
Select Growth Fund                    First $250 million      0.85%
                                      Next $250 million       0.80%
                                      Next $250 million       0.75%
                                      Over $750 million       0.70%
Select Strategic Growth Fund          *                       0.85%
Growth Fund                           First $100 million      0.60%
                                      Next $150 million       0.60%
                                      Next $250 million       0.40%
                                      Over $500 million       0.35%
Equity Index Fund                     First $50 million       0.35%
                                      Next $200 million       0.30%
                                      Over $250 million       0.25%
Select Growth and Income Fund         First $100 million      0.75%
                                      Next $150 million       0.70%
                                      Over $250 million       0.65%
Investment Grade Income Fund          First $50 million       0.50%
                                      Next $50 million        0.45%
                                      Over $100 million       0.40%
Select Income Fund                    First $50 million       0.60%
                                      Next $50 million        0.55%
                                      Over $100 million       0.45%
Government Bond Fund                  *                       0.50%
Money Market Fund                     First $50 million       0.35%
                                      Next $200 million       0.25%
                                      Over $250 million       0.20%



* For the Select Emerging Markets Fund, Select Strategic Growth Fund, and Government Bond Fund, the investment management fee does not vary according to the level of assets in the Fund.


AFIMS's fee, computed for each Fund of the Trust, will be paid from the assets of such Fund. Pursuant to the Management Agreement with the Trust, AFIMS has entered into agreements (Sub-Adviser Agreements) with other investment advisers (Sub-Advisers) under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. AFIMS is solely responsible for the payment of all fees for investment management services to the Sub-Advisers.


The prospectus of the Trust contains additional information concerning the Funds, including information about additional expenses paid by the Funds and fees paid to the Sub-Advisers by AFIMS, and should be read in conjunction with this Prospectus.

INVESTMENT ADVISORY SERVICES TO FIDELITY VIP AND FIDELITY VIP II


For managing investments and business affairs, each Portfolio pays a monthly management fee to FMR. The prospectuses of Fidelity VIP and Fidelity VIP II contain additional information concerning the Portfolios, including information about additional expenses paid by the Portfolios, and should be read in conjunction with this Prospectus.



The fee for each fund is calculated by adding a group fee rate to an individual fund fee rate, multiplying the result by the fund's monthly average net assets, and dividing by twelve.



The Fidelity VIP High Income Portfolio's annual fee rate is made up of the sum of two components:



1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.37%, and drops as total assets under management increase.



2. An individual fund fee rate of 0.45% for the Fidelity VIP High Income Portfolio.



The fee rates of the Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP II Asset Manager and Fidelity VIP Overseas Portfolios each are made up of two components:



1. A group fee rate based on the average net assets of all the mutual funds advised by FMR. On an annual basis, this rate cannot rise above 0.52%, and drops as total assets under mamagement increase.



2. An individual fund fee rate of 0.20% for the Fidelity VIP Equity-Income Portfolio, 0.30% for the Fidelity VIP Growth Portfolio, 0.25% for the Fidelity VIP II Asset Manager Portfolio and 0.45% for the Fidelity VIP Overseas Portfolio.



Thus, the Fidelity VIP High Income Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP Equity-Income Portfolio may have a fee as high as 0.72% of its average net assets. The Fidelity VIP Growth Portfolio may have a fee as high as 0.82% of its average net assets. The Fidelity VIP II Asset Manager Portfolio may have a fee as high as 0.77% of its average net assets. The Fidelity VIP Overseas Portfolio may have a fee as high as 0.97% of its average net assets. The actual fee rate may be less depending on the total assets in the funds advised by FMR.


INVESTMENT ADVISORY SERVICES TO T. ROWE PRICE


The Investment Adviser for the T. Rowe Price International Stock Portfolio is Rowe Price-Fleming International, Inc. ("Price-Fleming"). Price-Fleming, founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Limited, is one of the largest no-load international mutual fund asset managers, with approximately $32 billion (as of December 31, 1998) under management in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. T. Rowe Price Associates, Inc., an affiliate of Price-Fleming, serves as Sub-Adviser to the Select Capital Appreciation Fund of the Trust.


To cover investment management and operating expenses, the T. Rowe Price International Stock Portfolio pays Price-Fleming a single, all-inclusive fee of 1.05% of its average daily net assets.

INVESTMENT ADVISORY SERVICES TO DGPF


Each Series of DGPF pays an investment adviser an annual fee for managing the portfolios and making the investment decisions for the Series. The investment adviser for the International Equity Series is Delaware International Advisers Ltd. ("Delaware International"). The annual fee paid by the International Equity Series to Delaware International is based on the average daily net assets of the Series as follows: 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1,500 million and 0.70% on net assets in excess of $2,500 million.


                                  THE CONTRACT

APPLYING FOR A CONTRACT

Individuals wishing to purchase a Contract must complete an application and submit it to an authorized representative or to the Company at its Principal Office. We offer Contracts to applicants 89 years old and under. After receiving a completed application from a prospective Contract Owner, we will begin underwriting to decide the insurability of the proposed Insured. We may require medical examinations and other information before deciding insurability. We issue a Contract only after underwriting has been completed. We may reject an application that does not meet our underwriting guidelines.

If a prospective Contract Owner makes the initial payment with the application, we will provide fixed conditional insurance during underwriting. The conditional insurance will be based upon Death Benefit Factors shown in the Conditional Insurance Agreement, up to a maximum of $500,000, depending on Age and Underwriting Class. This coverage will continue for a maximum of 90 days from the date of the application or, if required, the completed medical exam. If death is by suicide, we will return only the payment made. If the initial payment is not made with the application, on Contract delivery we will require the initial payment to place the insurance in force.

If you made the initial payment before the date of Issuance and Acceptance, we will allocate the payment to our Fixed Account within two business days of receipt of the payment at our Principal Office. IF WE ARE UNABLE TO ISSUE THE CONTRACT, THE PAYMENT WILL BE RETURNED TO THE CONTRACT OWNER WITHOUT INTEREST.

If your application is approved and the Contract is issued and accepted, we will allocate your Contract Value on Issuance and Acceptance according to your instructions. However, if your Contract provides for a full refund of payments under its "Right to Cancel" provision as required in your state (see THE CONTRACT -- "Free Look Period," below), we will initially allocate your Sub-Account investments to the Money Market Fund. We will reallocate all amounts according to your investment choices no later than the expiration of the right to cancel period.

If your initial payment is equal to the amount of the Guideline Single Premium, the contract will be issued with the Guaranteed Death Benefit Rider at no additional cost. If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated. (See THE CONTRACT -- "Death Benefit" -- "Guaranteed Death Benefit Rider," below.)

FREE LOOK PERIOD

The Contract provides for a free look period under the "Right to Cancel" provision. You have the right to examine and cancel your Contract by returning it to us or to one of our representatives on or before the tenth day (or such later date as required in your state) after you receive the Contract.

If your Contract provides for a full refund under its "Right to Cancel" provision as required in your state, your refund will be your entire payment. If your Contract does not provide for a full refund, you will receive:

    - Amounts allocated to the Fixed Account; PLUS

    - The Contract Value in the Variable Account; PLUS

    - All fees, charges and taxes which have been imposed.

We may delay a refund of any payment made by check until the check has cleared your bank. Your refund will be determined as of the Valuation Date that the Contract is received at our Principal Office.

CONVERSION PRIVILEGE


Within 24 months of the Date of Issue, you can convert your Contract into a fixed Contract by transferring all Contract Value in the Sub-Accounts to the Fixed Account. The conversion will take effect at the end of the Valuation Period in which we receive, at our Principal Office, notice of the conversion satisfactory to us. There is no charge for this conversion. We will allocate any future payment(s) to the Fixed Account, unless you instruct us otherwise.


PAYMENTS

The Contracts are designed for a large single payment to be paid by the Contract Owner on or before the Date of Issue. The minimum initial payment is $25,000. The initial payment is used to determine the Face Amount. The Face Amount will be determined by treating the payment as equal to 100% of the Guideline Single Premium. You may indicate the desired Face Amount on the application. If the Face Amount specified exceeds 100% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a higher Face Amount will be issued.

If the Face Amount specified is less than 80% of the Guideline Single Premium for the payment amount, the application will be amended and a Contract with a lower Face Amount will be issued. The Contract Owner must agree to any amendment to the application.

Under our underwriting rules, the Face Amount must be based on 100% of the Guideline Single Premium to be eligible for simplified underwriting.

Payments are payable to the Company. Payments may be made by mail to our Principal Office or through our authorized representative. Any additional payment, after the initial payment, is credited to the Variable Account or Fixed Account on the date of receipt at the Principal Office.

The Contract limits the ability to make additional payments. However, no additional payment may be less than $10,000 without our consent. Any additional payment(s) may not cause total payments to exceed the maximum payment on the specifications page of your Contract.

Total payments may not exceed the current maximum payment limits under federal tax law. Where total payments would exceed the current maximum payment limits, we will only accept that part of a payment that will make total payments equal the maximum. We will return any part of a payment that is greater than that amount. However, we will accept a payment needed to prevent Contract lapse during a Contract year. See CONTRACT TERMINATION AND REINSTATEMENT.

ALLOCATION OF PAYMENTS

In the application for your Contract, you decide the initial allocation of the payment among the Sub-Accounts and the Fixed Account. You may allocate the payment to one or more of the Sub-Accounts and/or the Fixed

Account, but may not have Contract Value in more than twenty (20) Sub-Accounts at one time. The minimum amount that you may allocate to a Sub-Account is 1.00% of the payment. Allocation percentages must be in whole numbers (for example, 33 1/3% may not be chosen) and must total 100%.



You may change the allocation of any future payment by Written Request or telephone request. You have the privilege to make telephone requests, unless you elected not to have the privilege on the application. The policy of the Company and its representatives and affiliates is that they will not be responsible for losses resulting from acting on telephone requests reasonably believed to be genuine. We will use reasonable methods to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses from unauthorized or fraudulent instructions. We may require that callers on behalf of a Contract Owner identify themselves by name and identify the Contract Owner by name, date of birth, Social Security number or PIN number. All telephone requests are tape recorded. An allocation change will take effect on the date of receipt of the notice at the Principal Office. No charge is currently imposed for changing payment allocation instructions. We reserve the right to impose a charge in the future, but guarantee that the charge will not exceed $25.


The Contract Value in the Sub-Accounts will vary with investment experience. You bear this investment risk. Investment performance may also affect the Death Benefit. Review your allocations of Contract Value as market conditions and your financial planning needs change.

TRANSFER PRIVILEGE

At any time prior to the election of a payment option, subject to our then current rules, you may transfer amounts among the Sub-Accounts or between a Sub-Account and the Fixed Account. (You may not transfer that portion of the Contract Value held in the Fixed Account that secures a Contract loan.)

We will make transfers at your Written Request or telephone request, as described in THE CONTRACT -- "Allocation of Payments." Transfers are effected at the value next computed after receipt of the transfer order.

The first 12 transfers in a Contract year are free. After that, we will deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year.


Transfers to and from the Fixed Account are currently permitted only if:


    - There has been at least a ninety (90) day period since the last transfer from the Fixed Account; and

    - The amount transferred from the Fixed Account in each transfer does not exceed the lesser of $100,000 or 25% of the Contract Value

DOLLAR-COST AVERAGING OPTION AND AUTOMATIC REBALANCING OPTION

You may have automatic transfers of at least $100 made on a periodic basis:

    - from the Fixed Account of the Sub-Account which invests in the Money Market Fund of the Trust to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

    - to reallocate Contract Value among the Sub-Accounts ("Automatic Account Rebalancing Option").

Automatic transfers may be made every one, three, six or twelve months. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Processing Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Account Rebalancing Option may not be in effect at the same time. The Fixed Account is not included in Automatic Account Rebalancing.

If the Contract Value in the Sub-Account from which the automatic transfer is to be made is reduced to zero, the automatic transfer option will terminate. The Contract Owner must reapply for any future automatic transfers.

The first automatic transfer counts as one transfer toward the 12 free transfers allowed in each Contract year. Each subsequent automatic transfer is free and does not reduce the remaining number of transfers that are free in a Contract year. Any transfers made for a conversion privilege, Contract loan or material change in investment policy will not count toward the 12 free transfers.

ASSET ALLOCATION MODEL REALLOCATIONS

If a Contract Owner elects to follow an asset allocation strategy, the Contract Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties who provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocations recommendations made by such third parties, and is not responsible for the investment allocations and transfers transacted on the Contract Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

TRANSFER PRIVILEGES SUBJECT TO POSSIBLE LIMITS

All of the transfer privileges described above are subject to our consent. We reserve the right to impose limits on transfers including, but not limited to, the:

    - Minimum amount that may be transferred;

    - Minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account;

    - Minimum period between transfers involving the Fixed Account; and

    - Maximum amounts that may be transferred from the Fixed Account.

These rules are subject to change by the Company.

DEATH BENEFIT (WITHOUT GUARANTEED DEATH BENEFIT RIDER)

If the Contract is in force on the Insured's death, we will, with due proof of death, pay the Net Death Benefit to the named Beneficiary. For Second-to-Die Contracts, the Net Death Benefit is payable on the death of the last surviving Insured. There is no Death Benefit payable on the death of the first Insured to die. We will normally pay the Net Death Benefit within seven days of receiving due proof of the Insured's death, but we may delay payment of Net Death Benefits. See OTHER CONTRACT PROVISIONS -- "Delay of Payments." The Beneficiary may receive the Net Death Benefit in a lump sum or under a payment option, unless the payment option has been restricted by the Contract Owner. See APPENDIX C -- PAYMENT OPTIONS.

The Death Benefit is the GREATER of the:

    - Face Amount OR

    - Minimum Sum Insured.

Before the Final Payment Date the Net Death Benefit is:

    - The Death Benefit; MINUS

    - Any Outstanding Loan, rider charges and Monthly Deductions due and unpaid through the Contract month in which the Insured dies, as well as any partial withdrawals and surrender charges.

After the Final Payment Date, the Net Death benefit is:

    - The Contract Value; MINUS

    - Any Outstanding Loan.

In most states, we will compute the Net Death Benefit on the date we receive due proof of the Insured's death.

GUARANTEED DEATH BENEFIT RIDER (NOT AVAILABLE IN ALL STATES) -- If at the time of issue the Contract Owner has made payments equal to 100% of the Guideline Single Premium, a Guaranteed Death Benefit Rider will be added to the Contract at no additional charge. The Contract will not lapse while the Guaranteed Death Benefit Rider is in force. The Death Benefit before the Final Payment Date will be the greater of the

    - Face Amount OR

    - Minimum Sum Insured.

If the Guaranteed Death Benefit Rider is in effect on the Final Payment Date, a guaranteed Net Death Benefit will be provided thereafter unless the Guaranteed Death Benefit Rider is terminated, as described below. The guaranteed Net Death Benefit will be:

    - the GREATER of (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company,

    - REDUCED by the Outstanding Loan, if any, through the contract month in which the Insured dies.

The Guaranteed Death Benefit Rider will terminate (AND MAY NOT BE REINSTATED) on the first to occur of the following:

    - Foreclosure of the Outstanding Loan, if any; OR

    - Any contract change that results in a negative guideline level premium; OR

    - A request for a partial withdrawal or preferred loan after the Final Payment Date; OR

    - Upon your written request.


MINIMUM SUM INSURED -- The minimum sum insured is a percentage of the Contract Value as set forth in APPENDIX A -- GUIDELINE MINIMUM SUM INSURED TABLE. The minimum sum insured is computed based on federal tax regulations to ensure that the Contract qualifies as a life insurance Contract and that the insurance proceeds will be excluded from the gross income of the Beneficiary. The minimum sum insured under this Contract meets or exceeds the IRS Guideline Minimum Sum Insured.


ILLUSTRATION -- In this illustration, assume that the Insured is under the age of 40, and that there is no Outstanding Loan.

A Contract with a $100,000 Face Amount will have a Death Benefit of $100,000. However, because the Death Benefit must be equal to or greater than 265% of Contract Value, if the Contract Value exceeds $37,740 the Death Benefit will exceed the $100,000 Face Amount. In this example, each dollar of Contract Value above $37,740 will increase the Death Benefit by $2.65. For example, a Contract with a Contract Value of $50,000 will have a guideline minimum sum insured of $132,500 ($50,000 X 2.65); Contract Value of $60,000 will produce a guideline minimum sum insured of $159,000 ($60,000 X 2.65); and Contract Value of $75,000 will produce a guideline minimum sum insured of $198,750 ($75,000 X 2.65).

Similarly, if Contract Value exceeds $37,740, each dollar taken out of Contract Value will reduce the Death Benefit by $2.65. If, for example, the Contract Value is reduced from $60,000 to $50,000 because of partial withdrawals, charges or negative investment performance, the Death Benefit will be reduced from $159,000 to $132,500. If, however, the Contract Value multiplied by the applicable percentage from the table in Appendix A is less than the Face Amount, the Death Benefit will equal the Face Amount.

The applicable percentage becomes lower as the Insured's age increases. If the Insured's age in the above example were, for example, 50 (rather than between zero and 40), the applicable percentage would be 200%. The Death Benefit would not exceed the $100,000 Face Amount unless the Contract Value exceeded $50,000 (rather than $37,740), and each dollar then added to or taken from Contract Value would change the Death Benefit by $2.00.

CONTRACT VALUE

The Contract Value is the total value of your Contract. It is the SUM of:

    - Your accumulation in the Fixed Account; PLUS

    - The value of your Units in the Sub-Accounts.

There is no guaranteed minimum Contract Value. The Contract Value on any date depends on variables that cannot be predetermined.

    - Your Contract Value is affected by the:

    - Amount of your payment(s);

    - Interest credited in the Fixed Account;

    - Investment performance of the Funds you select;

    - Partial withdrawals;

    - Loans, loan repayments and loan interest paid or credited; and

    - Charges and deductions under the Contract.

COMPUTING CONTRACT VALUE -- We compute the Contract Value on the Date of Issue and on each Valuation Date. On the Date of Issue, the Contract Value is:


    - Your payment plus any interest earned during the underwriting period it was allocated to the Fixed Account (see THE CONTRACT -- "Applying for a Contract"); MINUS


    - The Monthly Deductions due.

On each Valuation Date after the Date of Issue, the Contract Value is the SUM of:

    - Accumulations in the Fixed Account; PLUS

    - The SUM of the PRODUCTS of:

    - The number of Units in each Sub-Account; TIMES

    - The value of a Unit in each Sub-Account on the Valuation Date.

THE UNIT -- We allocate each payment to the Sub-Accounts you selected. We credit allocations to the Sub-Accounts as Units. Units are credited separately for each Sub-Account.

The number of Units of each Sub-Account credited to the Contract is the QUOTIENT of:

    - That part of the payment allocated to the Sub-Account; DIVIDED BY

    - The dollar value of a Unit on the Valuation Date the payment is received at our Principal Office.

The number of Units will remain fixed unless changed by a split of Unit value, transfer, loan, partial withdrawal or surrender. Also, Monthly Deductions taken from a Sub-Account will result in cancellation of Units equal in value to the amount deducted.

The dollar value of a Unit of a Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. This investment experience reflects the investment performance, expenses and charges of the Fund in which the Sub-Account invests. The value of each Unit was set at $1.00 on the first Valuation Date of each Sub-Account.

The value of a Unit on any Valuation Date is the PRODUCT of:

    - The dollar value of the Unit on the preceding Valuation Date; TIMES

    - The Net Investment Factor.

NET INVESTMENT FACTOR -- The net investment factor measures the investment performance of a Sub-Account during the Valuation Period just ended. The net investment factor for each Sub-Account is the result of:

    - The net asset value per share of a Fund held in the Sub-Account determined at the end of the current Valuation Period; PLUS

    - The per share amount of any dividend or capital gain distributions made by the Fund on shares in the Sub-Account if the "ex-dividend" date occurs during the current Valuation Period; DIVIDED BY

    - The net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; MINUS

    - The mortality and expense risk charge for each day in the Valuation Period, currently at an annual rate of 0.90% of the daily net asset value of that Sub-Account.

The net investment factor may be greater or less than one.

PAYMENT OPTIONS

The Net Death Benefit payable may be paid in a single sum or under one or more of the payment options then offered by the Company. See APPENDIX C -- PAYMENT OPTIONS. These payment options also are available at the Final Payment Date or if the Contract is surrendered. If no election is made, we will pay the Net Death Benefit in a single sum.

OPTIONAL INSURANCE BENEFITS

You may add an optional insurance benefit to the Contract by rider, as described in APPENDIX B -- OPTIONAL INSURANCE BENEFITS.

SURRENDER

You may surrender the Contract and receive its Surrender Value. The Surrender Value is:

    - The Contract Value; MINUS

    - Any Outstanding Loan and surrender charges.

We will compute the Surrender Value on the Valuation Date on which we receive the Contract with a Written Request for surrender. We will deduct a surrender charge if you surrender the Contract within 10 full Contract years of the Date of Issue. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The Surrender Value may be paid in a lump sum or under a payment option then offered by us. See APPENDIX C -- PAYMENT OPTIONS. We will normally pay the Surrender Value within seven days following our receipt of Written Request. We may delay benefit payments under the circumstances described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of a surrender, see FEDERAL TAX CONSIDERATIONS.

PARTIAL WITHDRAWAL

You may withdraw part of the Contract Value of your Contract on Written Request. Your Written Request must state the dollar amount you wish to receive. You may allocate the amount withdrawn among the Sub-Accounts and the Fixed Account. If you do not provide allocation instructions, we will make a Pro-rata Allocation. Each partial withdrawal must be at least $1,000. We will not allow a partial withdrawal if it would reduce the Contract Value below $25,000. The Face Amount is reduced proportionately based on the ratio of the amount of the partial withdrawal and charges to the Contract Value on the date of withdrawal.

On a partial withdrawal from a Sub-Account, we will cancel the number of Units equal in value to the amount withdrawn. The amount withdrawn will be the amount you requested plus the partial withdrawal costs and any applicable surrender fee. See CHARGES AND DEDUCTIONS -- "Surrender Charge" and CHARGES AND DEDUCTIONS -- "Partial Withdrawal Costs." We will normally pay the partial withdrawal within seven days following our receipt of the written request. We may delay payment as described in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

For important tax consequences of partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

                             CHARGES AND DEDUCTIONS

The following charges will apply to your Contract under the circumstances described. Some of these charges apply throughout the Contract's duration.

No surrender charges are imposed, and no commissions are paid, where the Insured as of the date of application is within the following class of individuals:

    - All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all Directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with us or Allmerica Investments, Inc. to sell the Contracts and any spouses or children of the above persons. However, such Insureds will be subject to the Distribution Expense Charge.

MONTHLY DEDUCTIONS

On the Monthly Processing Date, the Company will deduct an amount to cover charges and expenses incurred in connection with the Contract. This Monthly Deduction will be deducted by subtracting values from the Fixed Account accumulation and/or canceling Units from each applicable Sub-Account in the ratio that the Contract Value in the Sub-Account bears to the Contract Value. The amount of the Monthly Deduction will vary from month to month. If the Contract Value is not sufficient to cover the Monthly Deduction which is due, the Contract may lapse. (See CONTRACT TERMINATION AND REINSTATEMENT.) The Monthly Deduction is comprised of the following charges:

    - MAINTENANCE FEE: The Company will make a deduction of $2.50 from any Contract with less than $100 in Contract Value to cover charges and expenses incurred in connection with the Contract. This charge is to reimburse the Company for expenses related to issuance and maintenance of the Contract. The Company does not intend to profit from this charge.

    - ADMINISTRATION CHARGE: The Company imposes a monthly charge at an annual rate of 0.20% of the Contract Value. This charge is to reimburse us for administrative expenses incurred in the administration of the Contract. It is not expected to be a source of profit.

    - MONTHLY INSURANCE PROTECTION CHARGE: Immediately after the Contract is issued, the Death Benefit will be greater than the payment. While the Contract is in force, prior to the Final Payment Date, the Death Benefit will generally be greater than the Contract Value. To enable us to pay this excess of the Death Benefit over the Contract Value, a monthly cost of insurance charge is deducted. This charge varies depending on the type of Contract and the Underwriting Class. In no event will the current deduction for the cost of insurance exceed the guaranteed maximum insurance protection rates set forth in the Contract. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables, Tobacco User or Non-Tobacco User (Mortality Table B for unisex Contracts and Mortality Table D for Second-to-Die Contracts) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for tobacco user and non-tobacco user. Any change in the insurance protection rates will apply to all Insured of the same Age, sex and Underwriting Class whose Contracts have been in force for the same period.

The Underwriting Class of an Insured will affect the insurance protection rate. We currently place Insureds into standard Underwriting Classes and non-standard Underwriting Classes. The Underwriting Classes are also divided into two categories: tobacco user and non-tobacco user. We will place Insureds under the age of 18 at the Date of Issue in a standard or non-standard Underwriting Class. We will then classify the Insured as a non-tobacco user.

    - DISTRIBUTION EXPENSE: During the first ten Contract years, we make a monthly deduction to compensate for a portion of the sales expense which are incurred by us with respect to the Contracts. This charge is equal to an annual rate of 0.90% of the Contract Value.


    - FEDERAL AND STATE PAYMENT TAX CHARGE: During the first Contract year, we make a monthly deduction to partially compensate the Company for the increase in federal tax liability from the application of Section 848 of the Internal Revenue Code and to offset a portion of the average premium tax the Company is expected to pay to various state and local jurisdictions. This charge is equal to an annual rate of 1.50% of the Contract Value. The Company does not intend to profit from the premium tax portion of this charge. Premium taxes vary from state-to-state, ranging from zero to 5%. The deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction, and is made whether or not any premium tax applies.


DAILY DEDUCTIONS

We assess each Sub-Account with a charge for mortality and expense risks we assume. Fund expenses are also reflected in the Variable Account.

    - MORTALITY AND EXPENSE RISK CHARGE: We impose a daily charge at a current annual rate of 0.90% of the average daily net asset value of each Sub-Account. This charge compensates us for assuming mortality and expense risks for variable interests in the Contracts.

The mortality risk we assume is that Insureds may live for a shorter time than anticipated. If this happens, we will pay more Net Death Benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the Contracts will exceed those compensated by the maintenance fee and administration charges in the Contracts. If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, we will absorb the losses. If the charge turns out to be higher than mortality and expense risk expenses, the difference will be a profit to us. If the charge provides us with a profit, the profit will be available for our use to pay distribution, sales and other expenses.

    - FUND EXPENSES -- The value of the Units of the Sub-Accounts will reflect the investment advisory fee and other expenses of the Funds whose shares the Sub-Accounts purchase. The prospectuses and statements of additional information of the Funds contain more information concerning the fees and expenses.

No charges are currently made against the Sub-Accounts for federal or state income taxes. Should income taxes be imposed, we may make deductions from the Sub-Accounts to pay the taxes. See FEDERAL TAX CONSIDERATIONS.

SURRENDER CHARGE

A contingent surrender charge is deducted from Contract Value in the case of surrender and/or a partial withdrawal for up to 10 years from Date of Issue of the Contract. The payments you make for the Contract are the maximum amount subject to a surrender charge. Certain withdrawals may be made without surrender charges, but any part of a withdrawal that is assessed a surrender charge reduces the remaining payments that will be subject to a surrender charge in the future.

In any Contract year, you may withdraw, without a surrender charge, up to:

    - 10% of the Contract Value at the time of the withdrawal, MINUS

    - The total of any prior free withdrawals in the same Contract year ("Free 10% Withdrawal.")

The 10% Free Withdrawal amount applies to both partial withdrawals and a full surrender of the Contract.

We will apply a surrender charge only to the amount by which your requested withdrawal exceeds the remaining 10% Free Withdrawal amount for that Contract year. This excess withdrawal amount, which is subject to a surrender charge based on the table below, reduces the remaining amount of your payments that will be subject to a surrender charge in the future. If the amount of the remaining payments that are subject to a surrender charge is reduced to zero, we will no longer assess a surrender charge, even if the surrender or partial withdrawal is within 10 years of the Contract's Date of Issue. During the first Contract year, the surrender charge could be as much as 10% of your purchase payments. See the EXAMPLES, below.

The surrender charge applicable to the excess withdrawal amount will depend upon the number of years that the Contract has been in force, based on the following schedule:

Contract Year*      1          2          3          4          5          6          7          8          9         10+
Surrender
Charge           10.00%      9.25%      8.50%      7.75%      7.00%      6.25%      4.75%      3.25%      1.50%       0%

* For a Contract that lapses and reinstates, see CONTRACT TERMINATION AND REINSTATEMENT.

The amount withdrawn from Contract Value equals the amount you request plus the contingent surrender charge and the partial withdrawal transaction fee (described below).

The right to make the Free 10% Withdrawal is not cumulative from Contract year to Contract year. For example, if you withdraw only 8% of Contract Value in the second Contract year, the amount you could withdraw in future Contract years would not be increased by the amount you did not withdraw in the second Contract year.

PARTIAL WITHDRAWAL TRANSACTION FEE


For each partial withdrawal (including a Free 10% Withdrawal), we deduct a transaction fee of 2.0% of the amount withdrawn, not to exceed $25. This fee is intended to reimburse us for the cost of processing the partial withdrawal. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge (described below).

EXAMPLES

In each example below, it is assumed that you have not taken any loans from the Contract.

EXAMPLE 1. Assume that you made an initial payment of $100,000 to the Contract, and that the Contract Value is $120,000 when you request a full surrender of the Contract eight months later. The amount of the Free 10% Withdrawal is $12,000 (10% of Contract Value). The amount of the Contract Value that is subject to a surrender charge is $108,000 (the $120,000 Contract Value minus the Free 10% Withdrawal of $12,000). However, the amount of the surrender charge is capped at $10,000 (the first year surrender charge of 10% times your $100,000 payment to the Contract). The Surrender Value is $110,000 (the Contract Value of $120,000 minus the surrender charge of $10,000).

EXAMPLE 2. Assume that you made an initial payment of $100,000 for the Contract, and that you request a partial withdrawal of $15,000 at the beginning of the fifth Contract year when the Contract Value is $130,000. The amount of the Free 10% Withdrawal is $13,000 (10% of the Contract Value). The amount of the partial withdrawal that is subject to a surrender charge is $2,000 (the $15,000 you requested minus the Free 10% Withdrawal of $13,000). The amount of the surrender charge is $140 ($2,000 times the 7.00% surrender charge applicable in the fifth Contract year). The remaining Contract Value is $114,835 (the $130,000 Contract Value at the time of the withdrawal minus the $15,000 you requested, the $140 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is $98,000 (your $100,000 initial payment minus the $2,000 that was subject to the surrender charge).

Assume that, later in the same year, your Contract Value has grown to $150,000 and you make a request for a partial withdrawal of $10,000. The amount of the Free 10% Withdrawal is $2,000 (the $15,000 that is 10% of Contract Value at the time of withdrawal minus the prior Free 10% Withdrawal in that year of $13,000). The amount of the withdrawal that is subject to a surrender charge is $8,000 (the $10,000 you requested minus the current Free 10% Withdrawal of $2,000). The amount of the surrender charge is $560 ($8,000 times the 7.00% surrender charge applicable in the fifth contract year). The remaining Contract Value is $139,415 (the $150,000 Contract Value at the time of the withdrawal minus the $10,000 you requested, the $560 surrender charge, and the $25 partial withdrawal transaction fee). The amount of the Contract Value that is subject to a surrender charge is now $90,000 (the $98,000 of the initial payment that was still subject to a surrender charge after the first withdrawal minus the $8,000 that is subject to the surrender charge at the second withdrawal).

TRANSFER CHARGES

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 from amounts transferred in that Contract year. This charge reimburses us for the administrative costs of processing the transfer.

If you apply for automatic transfers, the first automatic transfer counts as one transfer. Each future automatic transfer is without charge and does not reduce the remaining number of transfers that may be made without charge in that Contract year or in later Contract years. However, if you change your instructions for automatic transfers, the first automatic transfer thereafter will count as one transfer.

Each of the following transfers of Contract Value from the Sub-Accounts to the Fixed Account is free and does not count as one of the 12 free transfers in a Contract year:

    - A conversion within the first 24 months from Date of Issue;

    - A transfer to the Fixed Account to secure a loan; and

    - A transfer from the Fixed Account as a results of a loan repayment.

                                 CONTRACT LOANS

You may borrow money secured by your Contract Value, both during and after the first Contract year. The total amount you may borrow is the Loan Value. The Loan Value is 90% of the Contract Value minus any surrender charges. Contract Value equal to the Outstanding Loan will earn monthly interest in the Fixed Account at an annual rate of at least 4.0%.

The minimum loan amount is $1,000. The maximum loan is the Loan Value minus any Outstanding Loan. We will usually pay the loan within seven days after we receive the Written Request. We may delay the payment of loans as stated in OTHER CONTRACT PROVISIONS -- "Delay of Payments."

We will allocate the loan among the Sub-Accounts and the Fixed Account according to your instructions. If you do not make an allocation, we will make a Pro-rata Allocation. We will transfer Contract Value in each Sub-Account equal to the Contract loan to the Fixed Account. We will not count this transfer as a transfer subject to the transfer charge.

PREFERRED LOAN OPTION

Any portion of the Outstanding Loan that represents earnings in this Contract, a loan from an exchanged life insurance policy that was as carried over to this Contract or the gain in the exchanged life insurance policy that was carried over to this Contract may be treated as a preferred loan. The available percentage of the gain carried over from an exchanged policy less any policy loan carried over which will be eligible for preferred loan treatment is as follows:

Beginning of
Contract Year                        1          2          3          4          5          6          7          8          9
                                    ---        ---        ---        ---        ---        ---        ---        ---        ---

Unloaned Gain                       0%         10%        20%        30%        40%        50%        60%        70%        80%
Available

Beginning of
Contract Year                       10         11
                                    ---     ---------
Unloaned Gain                       90%       100%
Available

The guaranteed annual interest rate credited to the Contract Value securing a preferred loan will be at least 5.5%.

LOAN INTEREST CHARGED

Interest accrues daily at the annual rate of 6.0%. Interest is due and payable in arrears at the end of each Contract year or for as short a period as the loan may exist. Interest not paid when due will be added to the Outstanding Loan by transferring Contract Value equal to the interest due to the Fixed Account. The interest due will bear interest at the same rate.

REPAYMENT OF OUTSTANDING LOAN

You may pay any loans before Contract lapse. We will allocate that part of the Contract Value in the Fixed Account that secured a repaid loan to the Sub-Accounts and Fixed Account according to your instructions. If you do not make a repayment allocation, we will allocate Contract Value according to your most recent payment allocation instructions. However, loan repayments allocated to the Variable Account cannot exceed Contract Value previously transferred from the Variable Account to secure the outstanding loan.

If the Outstanding Loan exceeds the Contract Value less the surrender charge, the Contract will terminate. We will mail a notice of termination to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Contract will terminate with no value. See CONTRACT TERMINATION AND REINSTATEMENT.

EFFECT OF CONTRACT LOANS

Contract loans will permanently affect the Contract Value and Surrender Value, and may permanently affect the Death Benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the Sub-Accounts is less than or greater than the interest credited to the Contract Value in the Fixed Account that secures the loan. We will deduct any Outstanding Loan from the proceeds payable when the Insured dies or from a surrender.

                     CONTRACT TERMINATION AND REINSTATEMENT

TERMINATION

Unless the Guaranteed Death Benefit Rider is in effect, the Contract will terminate if on a Monthly Processing Date the Surrender Value is less than $0 (zero.) If this situation occurs, the Contract will be in default. You will then have a grace period of 62 days, measured from the date of default, to make a payment sufficient to prevent termination. On the date of default, we will send a notice to you and to any assignee of record. The notice will state the payment due and the date by which it must be paid. Failure to make a sufficient payment within the grace period will result in the Contract terminating without value. If the Insured dies during the grace period, we will deduct from the Net Death Benefit any overdue charges. See THE CONTRACT -- "Guaranteed Death Benefit Rider."

REINSTATEMENT

A terminated Contract may be reinstated within three years of the date of default and before the Final Payment Date. The reinstatement takes effect on the Monthly Processing Date following the date you submit to us:

    - Written application for reinstatement;

    - Evidence of Insurability showing that the Insured is insurable according to our current underwriting rules;

    - A payment that is large enough to cover the cost of all Contract charges that were due and unpaid during the grace period;

    - A payment that is large enough to keep the Contract in force for three months; and

    - A payment or reinstatement of any loan against the Contract that existed at the end of the grace period.

    - Contracts which have been surrendered may not be reinstated. The Guaranteed Death Benefit Rider may not be reinstated.

SURRENDER CHARGE -- For the purpose of measuring the surrender charge period, the Contract will be reinstated as of the date of default. The surrender charge on the date of reinstatement is the surrender charge that would have been in effect on the date of default.

CONTRACT VALUE ON REINSTATEMENT -- The Contract Value on the date of reinstatement is:

    - The payment made to reinstate the Contract and interest earned from the date the payment was received at our Principal Office; PLUS

    - The Contract Value less any Outstanding Loan on the date of default; MINUS

    - The Monthly Deductions due on the date of reinstatement.

You may reinstate any Outstanding Loan.

                           OTHER CONTRACT PROVISIONS

CONTRACT OWNER

The Contract Owner named on the specifications page of the Contract is the Insured unless another Contract Owner has been named in the application. As Contract Owner, you are entitled to exercise all rights under your Contract while the Insured is alive, with the consent of any irrevocable Beneficiary.

BENEFICIARY

The Beneficiary is the person or persons to whom the Net Death Benefit is payable on the Insured's death. Unless otherwise stated in the Contract, the Beneficiary has no rights in the Contract before the Insured dies. While the Insured is alive, you may change the Beneficiary, unless you have declared the Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Contract Owner (or the Contract Owner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, we will pay each Beneficiary in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless the Contract Owner has requested otherwise.

ASSIGNMENT

You may assign a Contract as collateral or make an absolute assignment. All Contract rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in payment allocations, make transfers or to exercise other rights under the Contract. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Principal Office. When recorded, the assignment will take effect on the date the Written Request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment is recorded. We are not responsible for determining the validity of any assignment or release.

THE FOLLOWING CONTRACT PROVISIONS MAY VARY BY STATE.

LIMIT ON RIGHT TO CHALLENGE THE CONTRACT

We cannot challenge the validity of your Contract if the Insured was alive after the Contract had been in force for two years from the Date of Issue.

SUICIDE

The Net Death Benefit will not be paid if the Insured commits suicide within two years from the Date of Issue. Instead, we will pay the Beneficiary all payments made for the Contract, without interest, less any Outstanding Loan and partial withdrawals.

MISSTATEMENT OF AGE OR SEX

If the Insured's Age or sex is not correctly stated in the Contract application, we will adjust the Death Benefit and Face Amount under the Contract to reflect the correct Age and sex. The adjustment will be based upon the ratio of the maximum payment for the Contract to the maximum payment for the Contract issued for the correct Age or sex. We will not reduce the Death Benefit to less than the Guideline Minimum Sum Insured. For a unisex Contract, there is no adjusted benefit for misstatement of sex.

DELAY OF PAYMENTS

We may delay paying any amounts derived from a payment you made by check until the check has cleared your bank. Amounts payable from the Variable Account for surrender, partial withdrawals, Net Death Benefit, Contract loans and transfers may be postponed whenever:

    - The New York Stock Exchange is closed other than customary weekend and holiday closings;

    - The SEC restricts trading on the New York Stock Exchange; OR

    - The SEC determines an emergency exists, so that disposal of securities is not reasonably practicable or it is not reasonably practicable to compute the value of the Variable Account's net assets.

We reserve the right to defer amounts payable from the Fixed Account. This delay may not exceed six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                           FEDERAL TAX CONSIDERATIONS

The following summary of federal tax considerations is based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the Contracts. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the Contract Owner is a corporation or the Trustee of an employee benefit plan. You should consult a qualified tax adviser to apply the law to your circumstances.

THE COMPANY AND THE VARIABLE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. We file a consolidated tax return with our parent and affiliates. We do not currently charge for any income tax on the earnings or realized capital gains in the Variable Account. We do not currently charge for federal income taxes with respect to the Variable Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the Variable Account.

Under current laws, the Company may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the Variable Account, we may charge for taxes paid or for tax reserves.

TAXATION OF THE CONTRACTS

We believe that the Contracts described in this prospectus are life insurance contracts under Section 7702 of the Code. Section 7702 affects the taxation of life insurance contracts and places limits on the total amount of premiums and on the relationship of the Contract Value to the Death Benefit. As a life insurance contract, the Net Death Benefit of the Contract is excludable from the gross income of the Beneficiary. Also, any increase in Contract Value is not taxable until received by you or your designee. Although the Company believes the Contracts are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to a last survivorship life insurance contract is not directly addressed by Section 7702. In absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a Contract will meet the Section 7702 definition of a life insurance contract. This is true particularly if the Contract Owner pays the full amount of payments permitted under the Contract. A Contract Owner contemplating the payment of such amounts should do so only after consulting a tax advisor. If a Contract were determined not to be a life insurance contract under Section 7702, it would not have most of the tax advantages normally provided by a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance Contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay test" of Section 7702A. The seven-pay test provides that payments can not be paid at a rate more rapidly than allowed by the payment of seven annual payments using specified computational rules provided in Section 7702A.

If the Contract is considered a modified endowment contract, distributions (including Contract loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis and includible in gross income to the extent that the Surrender Value exceeds the Contract Owner's investment in the Contract. Any other amounts will be treated as a return of capital up to the Contract Owner's basis in the Contract. A 10% tax is imposed on that part of any distribution that is includible in income, unless the distribution is:

    - Made after the taxpayer becomes disabled;

    - Made after the taxpayer attains age 59 1/2; OR

    - Part of a series of substantially equal periodic payments for the taxpayer's life or life expectancy or joint life expectancies of the taxpayer and beneficiary.

The Company has designed this Contract to meet the definition of a modified endowment contract.

Any contract received in exchange for a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of (1) a life insurance contract entered into before June 21, 1988 or (2) a life insurance contract that is not itself a modified endowment Contract, will not cause the new Contract to be treated as a modified endowment contract if no additional payments are paid and there is no increase in the death benefit as a result of the exchange.

All modified endowment contracts issued by the same insurance company to the same Contract Owner during any 12-month period will be treated as a single modified endowment contract in computing taxable distributions.

CONTRACT LOANS

Consumer interest paid on Contract loans under an individually owned Contract is not tax deductible. A business may deduct interest on loans up to $50,000 subject to a prescribed maximum amount, provided that the Insured is a "key person" of that business. The Code defines "key person" to mean an officer or a 20% owner.

Federal tax law requires that the investment of each Sub-Account funding the Contracts is adequately diversified according to Treasury regulations. Although we do not have control over the investments of the Funds, we believe that the Funds currently meet the Treasury's diversification requirements. We will monitor continued compliance with these requirements.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which Contract Owners may direct their investments to divisions of a separate investment account. Regulations may provide guidance in the future. The Contracts or our administrative rules may be modified as necessary to prevent a Contract Owner from being considered the owner of the assets of the Variable Account.

                                 VOTING RIGHTS

Where the law requires, we will vote Fund shares that each Sub-Account holds according to instructions received from Contract Owners with Contract Value in the Sub-Account. If, under the 1940 Act or its rules, we may vote shares in our own right, whether or not the shares relate to the Contracts, we reserve the right to do so.

We will provide each person having a voting interest in a Fund with proxy materials and voting instructions. We will vote shares held in each Sub-Account for which no timely instructions are received in proportion to all instructions received for the Sub-Account. We will also vote in the same proportion our shares held in the Variable Account that do not relate to the Contracts.

We will compute the number of votes that a Contract Owner has the right to instruct on the record date established for the Fund. This number is the quotient of:

    - Each Contract Owner's Contract Value in the Sub-Account; divided by

    - The net asset value of one share in the Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that Fund shares be voted so as
(1) to cause to change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, we may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Contract Owners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Contract Owners.

                DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY



                                                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE
NAME AND POSITION WITH COMPANY                                     YEARS
---------------------------------------------  ---------------------------------------------
Bruce C. Anderson                              Director (since 1996), Vice President (since
  Director                                     1984) and Assistant Secretary (since 1992) of
                                               First Allmerica
Abigail M. Armstrong                           Secretary (since 1996) and Counsel (since
  Secretary and Counsel                        1991) of First Allmerica; Secretary (since
                                               1988) and Counsel (since 1994) of Allmerica
                                               Investments, Inc.; and Secretary (since 1990)
                                               of Allmerica Financial Investment Management
                                               Services, Inc.
Warren E. Barnes                               Vice President (since 1996) and Corporate
  Vice President and Corporate Controller      Controller (since 1998) of First Allmerica
Robert E. Bruce                                Director and Chief Information Officer (since
  Director and Chief Information Officer       1997) and Vice President (since 1995) of
                                               First Allmerica; and Corporate Manager (1979
                                               to 1995) of Digital Equipment Corporation
John P. Kavanaugh                              Director and Chief Investment Officer (since
  Director, Vice President and Chief           1996) and Vice President (since 1991) of
  Investment Officer                           First Allmerica; and Vice President (since
                                               1998) of Allmerica Financial Investment
                                               Management Services, Inc.
John F. Kelly                                  Director (since 1996), Senior Vice President
  Director, Vice President and General         (since 1986), General Counsel (since 1981)
  Counsel                                      and Assistant Secretary (since 1991) of First
                                               Allmerica; Director (since 1985) of Allmerica
                                               Investments, Inc.; and Director (since 1990)
                                               of Allmerica Financial Investment Management
                                               Services, Inc.
J. Barry May                                   Director (since 1996) of First Allmerica;
  Director                                     Director and President (since 1996) of The
                                               Hanover Insurance Company; and Vice President
                                               1993 to 1996) of The Hanover Insurance
                                               Company
James R. McAuliffe                             Director (since 1996) of First Allmerica;
  Director                                     Director (since 1992), President (since 1994)
                                               and Chief Executive Officer (since 1996) of
                                               Citizens Insurance Company of America
John F. O'Brien                                Director, President and Chief Executive
  Director and Chairman of the Board           Officer (since 1989) of First Allmerica;
                                               Director (since 1989) of Allmerica
                                               Investments, Inc.; and Director and Chairman
                                               of the Board (since 1990) of Allmerica
                                               Financial Investment Management Services,
                                               Inc.
Edward J. Parry, III                           Director and Chief Financial Officer (since
  Director, Vice President, Chief Financial    1996) and Vice President and Treasurer (since
  Officer and Treasurer                        1993) of First Allmerica; Treasurer (since
                                               1993) of Allmerica Investments, Inc.; and
                                               Treasurer (since 1993) of Allmerica Financial
                                               Investment Management Services, Inc.
Richard M. Reilly                              Director (since 1996) and Vice President
  Director, President and Chief Executive      (since 1990) of First Allmerica; Director
  Officer                                      (since 1990) of Allmerica Investments, Inc.;
                                               and Director and President (since 1998) of
                                               Allmerica Financial Investment Management
                                               Services, Inc.
Robert P. Restrepo, Jr.                        Director and Vice President (since 1998) of
  Director                                     First Allmerica; Chief Executive Officer
                                               (1996 to 1998) of Travelers Property &
                                               Casualty; Senior Vice President (1993 to
                                               1996) of Aetna Life & Casualty Company

                                                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE
NAME AND POSITION WITH COMPANY                                     YEARS
---------------------------------------------  ---------------------------------------------
Eric A. Simonsen                               Director (since 1996) and Vice President
  Director and Vice President                  (since 1990) of First Allmerica; Director
                                               (since 1991) of Allmerica Investments, Inc.;
                                               and Director (since 1991) of Allmerica
                                               Financial Investment Management Services,
                                               Inc.
Phillip E. Soule                               Director (since 1996) and Vice President
  Director                                     (since 1987) of First Allmerica


                                  DISTRIBUTION

Allmerica Investments, Inc., an indirect wholly-owned subsidiary of First Allmerica, acts as the principal underwriter and general distributor of the Contracts. Allmerica Investments, Inc. is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Broker-dealers sell the Contracts through their registered representatives who are appointed by us.

The Company pays commissions not to exceed 5.5% of the payment to broker-dealers which sell the Contracts. Alternative commission schedules are available with lower initial commission amounts, plus ongoing annual compensation of up to 1.00% of Contract Value. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses through a combination of the contingent surrender charge, the distribution expense charge, and investment earnings on amounts allocated under the Contracts to the Fixed Account in excess of the interest credited on amounts in the Fixed Account. Commissions paid on the Contracts, including other incentives or payments, are not charged to Contract Owners or to the Separate Account.

                                    REPORTS

We will maintain the records for the Variable Account. We will promptly send you statements of transactions under your Contract, including:

    - Payments;

    - Transfers among Sub-Accounts and the Fixed Account;

    - Partial withdrawals;

    - Increases in loan amount or loan repayments;

    - Lapse or termination for any reason; and

    - Reinstatement.

We will send an annual statement to you that will summarize all of the above transactions and deductions of charges during the Contract year. It will also set forth the status of the Death Benefit, Contract Value, Surrender Value, amounts in the Sub-Accounts and Fixed Account, and any Contract loans. We will send you reports containing financial statements and other information for the Variable Account and the Funds as the 1940 Act requires.

                                    SERVICES


The Company receives fees from the investment advisers or other service providers of certain Funds in return for providing certain services to Contract Owners. Currently, the Company receives service fees with respect to the Fidelity VIP Overseas Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Asset Manager Portfolio, at an annual rate of 0.10% of the aggregate net asset value, respectively, of the shares held by the Variable Account. With respect to the T. Rowe Price International Stock Portfolio, the Company receives service fees at an annual rate of 0.15% per annum of the aggregate net asset value of shares held by the Variable Account. The Company may in the future render services for which it will receive compensation from the investment advisers or other service providers of other Funds.


                               LEGAL PROCEEDINGS


There are no pending legal proceedings to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and Allmerica Investments, Inc. are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts. We may redeem the shares of a Fund and substitute shares of another registered open-end management company, if:

    - The shares of the Fund are no longer available for investment; OR

    - In our judgment further investment in the Fund would be improper based on the purposes of the Variable Account or the affected Sub-Account.

Where the 1940 Act or other law requires, we will not substitute any shares respecting a Contract interest in a Sub-Account without notice to Contract Owners and prior approval of the SEC and state insurance authorities. The Variable Account may, as the law allows, purchase other securities for other contracts or allow a conversion between contracts on a Contract Owner's request.

We reserve the right to establish additional Sub-Accounts funded by a new fund or by another investment company. Subject to law, we may, in our sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts.

Shares of the Funds are issued to other separate accounts of the Company and its affiliates that fund variable annuity Contracts ("mixed funding"). Shares of the Funds may also be issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life contract owners or variable annuity contract owners. The Company and the Funds do not believe that mixed funding is currently disadvantageous to either variable life insurance contract owners or variable annuity contract owners. The Company will monitor events to identify any material conflicts among contract owners because of mixed funding. If the Company concludes that separate funds should be established for variable life and variable annuity separate accounts, we will bear the expenses.

We may change the Contract to reflect a substitution or other change and will notify Contract Owners of the change. Subject to any approvals the law may require, the Variable Account or any Sub-Accounts may be:

    - Operated as a management company under the 1940 Act;

    - Deregistered under the 1940 Act if registration is no longer required; OR

    - Combined with other sub-accounts or our other separate accounts.

                              FURTHER INFORMATION

We have filed a registration statement under the Securities Act of 1933 ("1933 Act") for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the Contract and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

This prospectus serves as a disclosure document only for the aspects of the Contract relating to the Variable Account. For complete details on the Fixed Account, read the Contract itself. The Fixed Account and other interests in the Fixed Account are not regulated under the 1933 Act or the 1940 Act because of exemption and exclusionary provisions. 1933 Act provisions on the accuracy and completeness of statements made in prospectuses may apply to information on the fixed part of the Contract and the Fixed Account. The SEC has not reviewed the disclosures in this section of the prospectus.

GENERAL DESCRIPTION

You may allocate part or all of your payment to accumulate at a fixed rate of interest in the Fixed Account. The Fixed Account is a part of our General Account. The General Account is made up of all of our general assets other than those allocated to any separate account. Allocations to the Fixed Account become part of our General Account assets and are used to support insurance and annuity obligations.

FIXED ACCOUNT INTEREST

We guarantee amounts allocated to the Fixed Account as to principal and a minimum rate of interest. The minimum interest we will credit on amounts allocated to the Fixed Account is 4.0% compounded annually. "Excess interest" may or may not be credited at our sole discretion. We will guarantee initial rates on amounts allocated to the Fixed Account, either as a payment or a transfer, to the next Contract anniversary.

TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND CONTRACT LOANS

If a Contract is surrendered or if a partial withdrawal is made, a surrender charge and/or partial withdrawal charge may be imposed. We deduct partial withdrawals from Contract Value allocated to the Fixed Account on a last-in/first out basis.

The first 12 transfers in a Contract year are free. After that, we may deduct a transfer charge not to exceed $25 for each transfer in that Contract year. The transfer privilege is subject to our consent and to our then current rules.

Contract loans may also be made from the Contract Value in the Fixed Account. We will credit that part of the Contract Value that is equal to any Outstanding Loan with interest at an effective annual yield of at least 4.0% (5.5% for preferred loans).

We may delay transfers, surrenders, partial withdrawals, Net Death Benefits and Contract loans up to six months. However, if payment is delayed for 30 days or more, we will pay interest at least equal to an effective annual yield of 3.0% per year for the deferment. Amounts from the Fixed Account used to make payments on Contracts that we or our affiliates issue will not be delayed.

                            INDEPENDENT ACCOUNTANTS


The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of VEL Account III of the Company as of December 31, 1998 and for the periods indicated, included in this Prospectus constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.



                              YEAR 2000 DISCLOSURE



The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.

                              FINANCIAL STATEMENTS


Financial Statements for the Company are included in this Prospectus, starting immediately after the Appendices. The financial statements of the Company should be considered only as bearing on our ability to meet our obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                    APPENDIX A -- MINIMUM SUM INSURED TABLE

The minimum sum insured is a percentage of the Contract Value as set forth below. The minimum sum insured meets or exceeds the minimum guideline sum insured according to federal tax regulations:

                              MINIMUM SUM INSURED

                       Age of Insured                           Percentage of
                      on Date of Death                         Contract Value
                     ------------------                       -----------------
    0-40....................................................           265%
    45......................................................           230%
    50......................................................           200%
    55......................................................           165%
    60......................................................           145%
    65......................................................           135%
    70......................................................           130%
    71......................................................           128%
    72......................................................           127%
    75......................................................           127%
    80......................................................           127%
    85......................................................           127%
    90......................................................           127%
    91......................................................           127%
    92......................................................           127%
    93......................................................           127%
    94......................................................           127%
    95......................................................           127%
    96......................................................           120%
    97......................................................           113%
    98......................................................           106%
    99......................................................           100%

For the ages not listed, the progression between the listed ages is linear.

                   APPENDIX B -- OPTIONAL INSURANCE BENEFITS

This Appendix provides only a summary of other insurance benefits available by rider. For more information, contact your representative. Certain riders may not be available in all states.

OPTION TO ACCELERATE BENEFITS (LIVING BENEFITS) RIDER

    This rider allows part of the Contract proceeds to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

LIFE INSURANCE 1035 EXCHANGE RIDER

    This rider provides preferred loan rates to: (a) any outstanding loan carried over from an exchanged policy, the proceeds of which are applied to purchase the Contract; and (b) a percentage of the gain under the exchanged policy, less the outstanding policy loans carried over to the Contract, as of the date of exchange.

GUARANTEED DEATH BENEFIT RIDER

    This rider provides a guaranteed Net Death Benefit which is the GREATER of
    (a) the Face Amount as of the Final Payment Date or (b) the Contract Value as of the date due proof of death is received by the Company, REDUCED by the Outstanding Loan, if any, through the Contract month in which the Insured dies. If the Contract Owner pays an initial payment equal to the Guideline Single Premium, the Contract will be issued with the Guaranteed Death Benefit Rider at no additional charge. The rider may terminate under certain circumstances.

                         APPENDIX C -- PAYMENT OPTIONS

PAYMENT OPTIONS -- On Written Request, the Surrender Value or all or part of any payable Net Death Benefit may be paid under one or more payment options then offered by the Company. If you do not make an election, we will pay the benefits in a single sum. If a payment option is selected, the beneficiary may pay to us any amount that would otherwise be deducted from the Death Benefit. A certificate will be provided to the payee describing the payment option selected.

The amounts payable under a payment option are paid from the Fixed Account. These amounts are not based on the investment experience of the Variable Account. The amounts payable under these options, for each $1,000 applied, will be:

(a) the rate per $1,000 of benefit based on our non-guaranteed current benefit option rates for this class of Contracts, or

(b) the rate in your Contract for the applicable benefit option, whichever is greater.

If you choose a benefit option, the Beneficiary may, when filing a proof of claim, pay us any amount that otherwise would be deducted from the proceeds.

- OPTION A: BENEFITS FOR A SPECIFIED NUMBER OF YEARS -- We will make equal payments for any selected number of years up to 30 years. These payments may be made annually, semi-annually, quarterly or monthly, whichever you choose.

- OPTION B: LIFETIME MONTHLY BENEFIT -- Benefits are based on the age of the person who receives the money (called the payee) on the date the first payment will be made. You may choose one of the three following options to specify when benefits will cease:

    - when the payee dies with no further benefits due (Life Annuity);

    - when the payee dies but not before the total benefit payments made by us equals the amount applied under this option (Life Annuity with Installment Refund); or

    - when the payee dies but not before 10 years have elapsed from the date of the first payment (Life Annuity with Payments Guaranteed for 10 years).

- OPTION C: INTEREST BENEFITS -- We will pay interest at a rate we determine each year. It will not be less than 3% per year. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. These benefits will stop when the amount left has been withdrawn. If the payee dies, any unpaid balance plus accrued interest will be paid in a lump sum.

- OPTION D: BENEFITS FOR A SPECIFIED AMOUNT -- Interest will be credited to the unpaid balance and we will make payments until the unpaid balance is gone. We will credit interest at a rate we determine each year, but not less than 3%. We will make payments annually, semi-annually, quarterly, or monthly, whichever is preferred. The benefit level chosen must provide for an annual benefit of at least 8% of the amount applied.

- OPTION E: LIFETIME MONTHLY BENEFITS FOR TWO PAYEES -- We will pay a benefit jointly to two payees during their joint lifetime. After one payee dies, the benefits to the survivor will be:

    - the same as the original amount, or

    - in an amount equal to 2/3 of the original amount.

    Benefits are based on the payees' ages on the date the first payment is due. Benefits will end when the second payee dies.

SELECTION OF PAYMENT OPTIONS -- The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Contract Owner and Beneficiary provisions, any option selection may be changed before the Net Death Benefit become payable. If you make no selection, the Beneficiary may select an option when the Net Death Benefit becomes payable.

If the amount of the monthly benefit under Option B for the age of the payee is the same for different periods certain, the payee will be entitled to the longest period certain for the payee's age.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If Option C or D is chosen by the payee when this Contract becomes a claim, the payee may reserve the right to change to any other option. The payee who elects to change options must be the payee under the option selected.

ADDITIONAL DEPOSITS -- An additional deposit may be added to any proceeds when they are applied under Option B and E. We reserve the right to limit the amount of any additional deposit. We may levy a charge of no more than 3% on any additional deposits.

RIGHTS AND LIMITATIONS -- A payee has no right to assign any amount payable under any option, nor to demand a lump sum benefit in place of any amount payable under Options B or E. A payee will have the right to receive a lump sum in place of installments under Option A. The payee must provide us with a Written Request to reserve this right. If the right to receive a lump sum is exercised, we will determine the lump sum benefit at the same interest rates used to calculate the installments. The amount left under Option C and any unpaid balance under Option D, may be withdrawn only as noted in the Written Request selecting the option.

A corporate or fiduciary payee may select only Option A, C or D, subject to our approval.

PAYMENT DATES -- The first payment under any option, except Option C, will be due on the date this Contract matures, by death or otherwise, unless another date is designated. Benefits under Option C begin at the end of the first benefit period.

The last payment under any option will be made as stated in the option's description. However, if a payee under Options B or E dies before the due date of the second monthly payment, the amount applied, minus the first monthly payment, will be paid in a lump sum or under any option other than Option E. This payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

BENEFIT RATES -- The Benefit Option Tables in your Contract show benefit amounts for Option A, B and E. If you choose one of these options, either within five years of the date of surrender or the date the proceeds are otherwise payable, we will apply either the benefit rates listed in the Tables, or the rates we use on the date the proceeds are paid, whichever is more favorable. Benefits that begin more than five years after that date, or as a result of additional deposits, will be based on the rates we use on the date the first benefit is due.

         APPENDIX D -- ILLUSTRATIONS OF DEATH BENEFIT, CONTRACT VALUES
                            AND ACCUMULATED PAYMENTS

The following tables illustrate the way in which a Contract's Death Benefit and Contract Value could vary over an extended period.

ASSUMPTIONS

The tables illustrate the following Contracts: a Contract issued to a male, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Contract issued on a unisex basis to an Insured, age 55, under a standard underwriting class and qualifying for the non-tobacco user discount; a Second-to-Die Contract issued to a male, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount and a female, age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount; and a Second-to-Die Contract issued on a unisex basis to two Insureds both age 65, under a standard Underwriting Class and qualifying for the non-tobacco user discount. The tables illustrate the guaranteed insurance protection rates and the current insurance protection rates as presently in effect. On request, we will provide a comparable illustration based on the proposed Insured's age, sex, and Underwriting Class, and a specified payment.

The tables illustrate Contract Values based on the assumptions that no Contract loans have been made, that no partial withdrawals have been made, and that no more than 12 transfers have been made in any Contract year (so that no transaction or transfer charges have been incurred). The tables also assume that the Guaranteed Death Benefit Rider is in effect. (The Contract will lapse when the Surrender Value or Contract Value is zero, unless the Guaranteed Death Benefit Rider is in effect.)

The tables assume that the initial payment is allocated to and remains in the Variable Account for the entire period shown. They are based on hypothetical gross investment rates of return for the Fund (i.e., investment income and capital gains and losses, realized or unrealized) equal to constant gross annual rates of 0%, 6%, and 12%. The second column of the tables shows the amount that would accumulate if the initial payment was invested to earn interest (after taxes) at 5% compounded annually.

The Contract Values and Death Benefit would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below the averages for individual Contract years. The values would also be different depending on the allocation of the Contract's total Contract Value among the Sub-Accounts, if the rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below the averages.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Variable Account since no charges are currently made. However, if in the future the charges are made, to produce illustrated Death Benefits and Contract Value, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

DEDUCTIONS FOR CHARGES

The amounts shown for the Death Proceeds and Contract Values take into account the deduction from payments for the tax expense charge, the Monthly Deductions from Contract Value (including the administrative charge (equivalent to 0.20% on an annual basis), and the distribution charge (equivalent to 0.90% on an annual basis, for the first ten Contract years only). and the daily charge against the Variable Account for mortality and expense risks (0.90% on an annual basis). In both the Current Cost of Insurance Charges illustrations and Guaranteed Cost of Insurance Charges illustrations, the Variable Account charges currently are equivalent to an effective annual rate of 0.90% of the average daily value of the assets in the Variable Account.

EXPENSES OF THE UNDERLYING FUNDS


The amounts shown in the tables also take into account the Underlying Fund advisory fees and operating expenses. These are assumed to be at an annual rate of 0.85% of the average daily net assets of the Underlying Funds, which is the approximate average of the expenses of the Underlying Funds in 1998. The actual fees and expenses of each Underlying Fund vary, and, in 1998, ranged from an annual rate of 0.32% to an annual rate of 2.19% of average daily net assets. The fees and expenses associated with the Contract may be more or less than 0.85% in the aggregate, depending upon how you make allocations of the Contract Value among the Sub-Accounts.



Until further notice, AFIMS has declared a voluntary expense limitation of 1.35% of average net assets for Select Aggressive Growth Fund and Select Capital Appreciation Fund, 1.25% for Select Value Opportunity Fund, 1.50% for Select International Equity Fund, 1.20% for Growth Fund and Select Growth Fund, 1.10% for Select Growth and Income Fund, 1.00% for Select Income Fund, Investment Grade Income Fund and Government Bond Fund, and 0.60% for Money Market Fund, and Equity Index Fund. The total operating expenses of these Funds of the Trust were less than their respective expense limitations throughout 1998.


Until further notice, AFIMS has declared a voluntary expense limitation of 1.20% of average daily net assets for the Select Strategic Growth Fund. In addition, AFIMS has agreed to voluntarily waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets, except that such waiver shall not exceed the net amount of management fees earned by AFIMS from the Fund after subtracting fees paid by AFIMS to a sub-adviser.


Until further notice, the Select Value Opportunity Fund's management fee rate has been voluntarily limited to an annual rate of 0.90% of average daily net assets, and total expenses are limited to 1.25% of average daily net assets.



The declaration of a voluntary management fee or expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these Funds. These limitations may be terminated at any time.



Effective May 1, 1999, Delaware International Advisers Ltd., the investment adviser for the DGPF International Equity Series, has agreed to limit total annual expenses of the fund to 0.95%. This limitation replaces a prior limitation of 0.95% that expired on April 30, 1999. The new limitation will be in effect through October 31, 1999. For the fiscal year ended December 31, 1998, the actual ratio of total annual expenses was 0.98%.



The Underlying Fund information above was provided by the Underlying Funds and was not independently verified by the Company.


NET ANNUAL RATES OF INVESTMENT

Taking into account the Separate Account mortality and expense risk charge of 0.90%, and the assumed 0.85% charge for Underlying Fund advisory fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.75%, 4.25% and 10.25%, respectively.

The hypothetical returns shown in the table do not reflect any charges for income taxes against the Separate Account since no charges are currently made. However, if in the future such charges are made, in order to produce illustrated death benefits and Contract Values, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by a sufficient amount to cover the tax charges.

UPON REQUEST, THE COMPANY WILL PROVIDE A COMPARABLE ILLUSTRATION BASED UPON THE PROPOSED INSURED'S AGE AND UNDERWRITING CLASSIFICATION, AND THE REQUESTED FACE AMOUNT, SUM INSURED OPTION, AND RIDERS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $74,596

                       CURRENT COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,288     23,788     74,596     22,741     25,241     74,596     24,194     26,694     74,596
    2          27,563     20,665     22,978     74,596     23,557     25,870     74,596     26,621     28,934     74,596
    3          28,941     20,070     22,195     74,596     24,390     26,515     74,596     29,236     31,361     74,596
    4          30,388     19,501     21,439     74,596     25,238     27,175     74,596     32,055     33,993     74,596
    5          31,907     18,959     20,709     74,596     26,103     27,853     74,596     35,095     36,845     74,596
    6          33,502     18,441     20,003     74,596     26,984     28,547     74,596     38,374     39,937     74,596
    7          35,178     18,134     19,322     74,596     28,071     29,258     74,596     42,100     43,288     74,596
    8          36,936     17,851     18,663     74,596     29,175     29,987     74,596     46,107     46,920     74,596
    9          38,783     17,653     18,028     74,596     30,360     30,735     74,596     50,482     50,857     74,596
   10          40,722     17,413     17,413     74,596     31,501     31,501     74,596     55,124     55,124     75,520
   11          42,758     17,006     17,006     74,596     32,643     32,643     74,596     60,411     60,411     81,555
   12          44,896     16,609     16,609     74,596     33,827     33,827     74,596     66,205     66,205     88,714
   13          47,141     16,220     16,220     74,596     35,053     35,053     74,596     72,554     72,554     96,497
   14          49,498     15,841     15,841     74,596     36,324     36,324     74,596     79,512     79,512    104,956
   15          51,973     15,471     15,471     74,596     37,642     37,642     74,596     87,138     87,138    114,150
   16          54,572     15,109     15,109     74,596     39,007     39,007     74,596     95,494     95,494    124,143
   17          57,300     14,756     14,756     74,596     40,421     40,421     74,596    104,653    104,653    133,955
   18          60,165     14,411     14,411     74,596     41,887     41,887     74,596    114,689    114,689    145,655
   19          63,174     14,074     14,074     74,596     43,406     43,406     74,596    125,688    125,688    159,624
   20          66,332     13,745     13,745     74,596     44,980     44,980     74,596    137,742    137,742    174,933

 Age 60        31,907     18,959     20,709     74,596     26,103     27,853     74,596     35,095     36,845     74,596
 Age 65        40,722     17,413     17,413     74,596     31,501     31,501     74,596     55,124     55,124     75,520
 Age 70        51,973     15,471     15,471     74,596     37,642     37,642     74,596     87,138     87,138    114,150
 Age 75        66,332     13,745     13,745     74,596     44,980     44,980     74,596    137,742    137,742    174,933


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $74,596

                      GUARANTEED COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,029     23,529     74,596     22,483     24,983     74,596     23,938     26,438     74,596
    2          27,563     20,094     22,407     74,596     22,994     25,307     74,596     26,069     28,382     74,596
    3          28,941     19,131     21,256     74,596     23,470     25,595     74,596     28,350     30,475     74,596
    4          30,388     18,138     20,075     74,596     23,910     25,847     74,596     30,799     32,736     74,596
    5          31,907     17,100     18,850     74,596     24,300     26,050     74,596     33,428     35,178     74,596
    6          33,502     16,015     17,578     74,596     24,640     26,203     74,596     36,261     37,824     74,596
    7          35,178     15,055     16,242     74,596     25,103     26,291     74,596     39,507     40,694     74,596
    8          36,936     14,022     14,834     74,596     25,493     26,306     74,596     43,004     43,817     74,596
    9          38,783     12,960     13,335     74,596     25,857     26,232     74,596     46,847     47,222     74,596
   10          40,722     11,719     11,719     74,596     26,047     26,047     74,596     50,944     50,944     74,596
   11          42,758     10,078     10,078     74,596     25,986     25,986     74,596     55,542     55,542     74,981
   12          44,896      8,275      8,275     74,596     25,800     25,800     74,596     60,598     60,598     81,201
   13          47,141      6,286      6,286     74,596     25,468     25,468     74,596     66,073     66,073     87,878
   14          49,498      4,081      4,081     74,596     24,966     24,966     74,596     71,997     71,997     95,036
   15          51,973      1,628      1,628     74,596     24,266     24,266     74,596     78,400     78,400    102,704
   16          54,572          0          0     74,596     23,324     23,324     74,596     85,309     85,309    110,901
   17          57,300          0          0     74,596     22,080     22,080     74,596     92,786     92,786    118,766
   18          60,165          0          0     74,596     20,471     20,471     74,596    100,832    100,832    128,057
   19          63,174          0          0     74,596     18,402     18,402     74,596    109,413    109,413    138,954
   20          66,332          0          0     74,596     15,776     15,776     74,596    118,532    118,532    150,535

 Age 60        31,907     17,100     18,850     74,596     24,300     26,050     74,596     33,428     35,178     74,596
 Age 65        40,722     11,719     11,719     74,596     26,047     26,047     74,596     50,944     50,944     74,596
 Age 70        51,973      1,628      1,628     74,596     24,266     24,266     74,596     78,400     78,400    102,704
 Age 75        66,332          0          0     74,596     15,776     15,776     74,596    118,532    118,532    150,535


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $76,948

                       CURRENT COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,288     23,788     76,948     22,741     25,241     76,948     24,194     26,694     76,948
    2          27,563     20,665     22,978     76,948     23,557     25,870     76,948     26,621     28,934     76,948
    3          28,941     20,070     22,195     76,948     24,390     26,515     76,948     29,236     31,361     76,948
    4          30,388     19,501     21,439     76,948     25,238     27,175     76,948     32,055     33,993     76,948
    5          31,907     18,959     20,709     76,948     26,103     27,853     76,948     35,095     36,845     76,948
    6          33,502     18,441     20,003     76,948     26,984     28,547     76,948     38,374     39,937     76,948
    7          35,178     18,134     19,322     76,948     28,071     29,258     76,948     42,100     43,288     76,948
    8          36,936     17,851     18,663     76,948     29,175     29,987     76,948     46,107     46,920     76,948
    9          38,783     17,653     18,028     76,948     30,360     30,735     76,948     50,482     50,857     76,948
   10          40,722     17,413     17,413     76,948     31,501     31,501     76,948     55,124     55,124     76,948
   11          42,758     17,006     17,006     76,948     32,643     32,643     76,948     60,411     60,411     81,555
   12          44,896     16,609     16,609     76,948     33,827     33,827     76,948     66,205     66,205     88,714
   13          47,141     16,220     16,220     76,948     35,053     35,053     76,948     72,554     72,554     96,497
   14          49,498     15,841     15,841     76,948     36,324     36,324     76,948     79,512     79,512    104,956
   15          51,973     15,471     15,471     76,948     37,642     37,642     76,948     87,138     87,138    114,150
   16          54,572     15,109     15,109     76,948     39,007     39,007     76,948     95,494     95,494    124,143
   17          57,300     14,756     14,756     76,948     40,421     40,421     76,948    104,653    104,653    133,955
   18          60,165     14,411     14,411     76,948     41,887     41,887     76,948    114,689    114,689    145,655
   19          63,174     14,074     14,074     76,948     43,406     43,406     76,948    125,688    125,688    159,624
   20          66,332     13,745     13,745     76,948     44,980     44,980     76,948    137,742    137,742    174,933

 Age 60        31,907     18,959     20,709     76,948     26,103     27,853     76,948     35,095     36,845     76,948
 Age 65        40,722     17,413     17,413     76,948     31,501     31,501     76,948     55,124     55,124     76,948
 Age 70        51,973     15,471     15,471     76,948     37,642     37,642     76,948     87,138     87,138    114,150
 Age 75        66,332     13,745     13,745     76,948     44,980     44,980     76,948    137,742    137,742    174,933


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 55

                                                     SPECIFIED FACE AMOUNT =
                                                     $76,948

                      GUARANTEED COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,029     23,529     76,948     22,483     24,983     76,948     23,937     26,437     76,948
    2          27,563     20,092     22,405     76,948     22,991     25,304     76,948     26,065     28,377     76,948
    3          28,941     19,139     21,264     76,948     23,475     25,600     76,948     28,350     30,475     76,948
    4          30,388     18,153     20,091     76,948     23,920     25,857     76,948     30,801     32,739     76,948
    5          31,907     17,135     18,885     76,948     24,325     26,075     76,948     33,439     35,189     76,948
    6          33,502     16,074     17,637     76,948     24,684     26,247     76,948     36,282     37,844     76,948
    7          35,178     15,143     16,331     76,948     25,170     26,357     76,948     39,535     40,723     76,948
    8          36,936     14,144     14,956     76,948     25,586     26,398     76,948     43,040     43,852     76,948
    9          38,783     13,121     13,496     76,948     25,979     26,354     76,948     46,885     47,260     76,948
   10          40,722     11,930     11,930     76,948     26,208     26,208     76,948     50,983     50,983     76,948
   11          42,758     10,347     10,347     76,948     26,190     26,190     76,948     55,572     55,572     76,948
   12          44,896      8,617      8,617     76,948     26,058     26,058     76,948     60,657     60,657     81,280
   13          47,141      6,716      6,716     76,948     25,792     25,792     76,948     66,185     66,185     88,026
   14          49,498      4,624      4,624     76,948     25,373     25,373     76,948     72,177     72,177     95,273
   15          51,973      2,302      2,302     76,948     24,771     24,771     76,948     78,663     78,663    103,048
   16          54,572          0          0     76,948     23,935     23,935     76,948     85,669     85,669    111,369
   17          57,300          0          0     76,948     22,829     22,829     76,948     93,265     93,265    119,379
   18          60,165          0          0     76,948     21,401     21,401     76,948    101,461    101,461    128,856
   19          63,174          0          0     76,948     19,563     19,563     76,948    110,232    110,232    139,994
   20          66,332          0          0     76,948     17,222     17,222     76,948    119,581    119,581    151,868

 Age 60        31,907     17,135     18,885     76,948     24,325     26,075     76,948     33,439     35,189     76,948
 Age 65        40,722     11,930     11,930     76,948     26,208     26,208     76,948     50,983     50,983     76,948
 Age 70        51,973      2,302      2,302     76,948     24,771     24,771     76,948     78,663     78,663    103,048
 Age 75        66,332          0          0     76,948     17,222     17,222     76,948    119,581    119,581    151,868


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 65

                                                     FEMALE NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $73,207

                       CURRENT COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,416     23,916     73,207     22,877     25,377     73,207     24,339     26,839     73,207
    2          27,563     20,876     23,189     73,207     23,803     26,115     73,207     26,903     29,215     73,207
    3          28,941     20,341     22,466     73,207     24,721     26,846     73,207     29,644     31,769     73,207
    4          30,388     19,828     21,766     73,207     25,661     27,598     73,207     32,600     34,538     73,207
    5          31,907     19,338     21,088     73,207     26,621     28,371     73,207     35,798     37,548     73,207
    6          33,502     18,868     20,430     73,207     27,603     29,165     73,207     39,259     40,821     73,207
    7          35,178     18,606     19,794     73,207     28,795     29,982     73,207     43,192     44,379     73,207
    8          36,936     18,364     19,177     73,207     30,009     30,822     73,207     47,435     48,248     73,207
    9          38,783     18,204     18,579     73,207     31,310     31,685     73,207     52,078     52,453     73,207
   10          40,722     18,000     18,000     73,207     32,572     32,572     73,207     57,026     57,026     73,207
   11          42,758     17,615     17,615     73,207     33,821     33,821     73,207     62,620     62,620     79,527
   12          44,896     17,237     17,237     73,207     35,117     35,117     73,207     68,763     68,763     87,329
   13          47,141     16,868     16,868     73,207     36,463     36,463     73,207     75,508     75,508     95,895
   14          49,498     16,507     16,507     73,207     37,861     37,861     73,207     82,915     82,915    105,302
   15          51,973     16,153     16,153     73,207     39,313     39,313     73,207     91,049     91,049    115,632
   16          54,572     15,807     15,807     73,207     40,820     40,820     73,207     99,981     99,981    126,976
   17          57,300     15,468     15,468     73,207     42,385     42,385     73,207    109,789    109,789    139,432
   18          60,165     15,137     15,137     73,207     44,010     44,010     73,207    120,559    120,559    153,110
   19          63,174     14,813     14,813     73,207     45,697     45,697     73,207    132,386    132,386    168,130
   20          66,332     14,495     14,495     73,207     47,449     47,449     73,207    145,373    145,373    184,623

 Age 70        31,907     19,338     21,088     73,207     26,621     28,371     73,207     35,798     37,548     73,207
 Age 75        40,722     18,000     18,000     73,207     32,572     32,572     73,207     57,026     57,026     73,207


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     MALE NONSMOKER AGE 65

                                                     FEMALE NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $73,207

                      GUARANTEED COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,416     23,916     73,207     22,877     25,377     73,207     24,339     26,839     73,207
    2          27,563     20,876     23,189     73,207     23,803     26,115     73,207     26,903     29,215     73,207
    3          28,941     20,310     22,435     73,207     24,708     26,833     73,207     29,644     31,769     73,207
    4          30,388     19,709     21,646     73,207     25,585     27,523     73,207     32,574     34,511     73,207
    5          31,907     19,059     20,809     73,207     26,425     28,175     73,207     35,709     37,459     73,207
    6          33,502     18,346     19,908     73,207     27,214     28,777     73,207     39,068     40,630     73,207
    7          35,178     17,735     18,922     73,207     28,125     29,312     73,207     42,856     44,044     73,207
    8          36,936     17,011     17,824     73,207     28,947     29,759     73,207     46,912     47,725     73,207
    9          38,783     16,203     16,578     73,207     29,716     30,091     73,207     51,330     51,705     73,207
   10          40,722     15,142     15,142     73,207     30,275     30,275     73,207     56,028     56,028     73,207
   11          42,758     13,598     13,598     73,207     30,560     30,560     73,207     61,281     61,281     77,827
   12          44,896     11,747     11,747     73,207     30,640     30,640     73,207     66,946     66,946     85,022
   13          47,141      9,525      9,525     73,207     30,473     30,473     73,207     73,022     73,022     92,738
   14          49,498      6,853      6,853     73,207     30,006     30,006     73,207     79,510     79,510    100,978
   15          51,973      3,625      3,625     73,207     29,165     29,165     73,207     86,402     86,402    109,730
   16          54,572          0          0     73,207     27,854     27,854     73,207     93,676     93,676    118,968
   17          57,300          0          0     73,207     25,936     25,936     73,207    101,292    101,292    128,641
   18          60,165          0          0     73,207     23,221     23,221     73,207    109,187    109,187    138,668
   19          63,174          0          0     73,207     19,454     19,454     73,207    117,279    117,279    148,945
   20          66,332          0          0     73,207     14,286     14,286     73,207    125,466    125,466    159,342

 Age 70        31,907     19,059     20,809     73,207     26,425     28,175     73,207     35,709     37,459     73,207
 Age 75        40,722     15,142     15,142     73,207     30,275     30,275     73,207     56,028     56,028     73,207


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 65

                                                     UNISEX NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $72,969

                       CURRENT COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,416     23,916     72,969     22,877     25,377     72,969     24,338     26,838     72,969
    2          27,563     20,874     23,186     72,969     23,800     26,113     72,969     26,901     29,213     72,969
    3          28,941     20,339     22,464     72,969     24,719     26,844     72,969     29,639     31,764     72,969
    4          30,388     19,826     21,764     72,969     25,658     27,596     72,969     32,595     34,532     72,969
    5          31,907     19,336     21,086     72,969     26,619     28,369     72,969     35,792     37,542     72,969
    6          33,502     18,866     20,428     72,969     27,600     29,163     72,969     39,252     40,815     72,969
    7          35,178     18,604     19,792     72,969     28,792     29,979     72,969     43,185     44,372     72,969
    8          36,936     18,362     19,175     72,969     30,006     30,819     72,969     47,428     48,240     72,969
    9          38,783     18,202     18,577     72,969     31,307     31,682     72,969     52,070     52,445     72,969
   10          40,722     17,998     17,998     72,969     32,569     32,569     72,969     57,017     57,017     72,969
   11          42,758     17,613     17,613     72,969     33,818     33,818     72,969     62,610     62,610     79,515
   12          44,896     17,236     17,236     72,969     35,114     35,114     72,969     68,752     68,752     87,315
   13          47,141     16,866     16,866     72,969     36,460     36,460     72,969     75,496     75,496     95,880
   14          49,498     16,505     16,505     72,969     37,858     37,858     72,969     82,902     82,902    105,286
   15          51,973     16,151     16,151     72,969     39,310     39,310     72,969     91,035     91,035    115,614
   16          54,572     15,805     15,805     72,969     40,817     40,817     72,969     99,965     99,965    126,956
   17          57,300     15,467     15,467     72,969     42,381     42,381     72,969    109,772    109,772    139,410
   18          60,165     15,136     15,136     72,969     44,006     44,006     72,969    120,540    120,540    153,086
   19          63,174     14,811     14,811     72,969     45,693     45,693     72,969    132,365    132,365    168,103
   20          66,332     14,494     14,494     72,969     47,445     47,445     72,969    145,350    145,350    184,594

 Age 70        31,907     19,336     21,086     72,969     26,619     28,369     72,969     35,792     37,542     72,969
 Age 75        40,722     17,998     17,998     72,969     32,569     32,569     72,969     57,017     57,017     72,969


THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                      SINGLE PREMIUM VARI-EXEPTIONAL LIFE

                                                     UNISEX NONSMOKER AGE 65

                                                     UNISEX NONSMOKER AGE 65

                                                     SPECIFIED FACE AMOUNT =
                                                     $72,969

                      QUARANTEED COST OF INSURANCE CHARGES


            Premiums           Hypothetical 0%                  Hypothetical 6%                 Hypothetical 12%
           Paid Plus       Gross Investment Return          Gross Investment Return          Gross Investment Return
            Interest   -------------------------------  -------------------------------  -------------------------------
Contract     At 5%     Surrender  Contract     Death    Surrender  Contract     Death    Surrender  Contract     Death
  Year      Per Year     Value      Value     Benefit     Value      Value     Benefit     Value      Value     Benefit
---------  ----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    1          26,250     21,416     23,916     72,969     22,877     25,377     72,969     24,338     26,838     72,969
    2          27,563     20,874     23,186     72,969     23,800     26,113     72,969     26,901     29,213     72,969
    3          28,941     20,305     22,430     72,969     24,703     26,828     72,969     29,638     31,763     72,969
    4          30,388     19,698     21,636     72,969     25,575     27,512     72,969     32,564     34,501     72,969
    5          31,907     19,041     20,791     72,969     26,407     28,157     72,969     35,693     37,443     72,969
    6          33,502     18,316     19,878     72,969     27,185     28,748     72,969     39,041     40,604     72,969
    7          35,178     17,689     18,876     72,969     28,081     29,268     72,969     42,818     44,005     72,969
    8          36,936     16,948     17,761     72,969     28,887     29,699     72,969     46,862     47,674     72,969
    9          38,783     16,119     16,494     72,969     29,637     30,012     72,969     51,267     51,642     72,969
   10          40,722     15,035     15,035     72,969     30,175     30,175     72,969     55,952     55,952     72,969
   11          42,758     13,465     13,465     72,969     30,435     30,435     72,969     61,190     61,190     77,711
   12          44,896     11,586     11,586     72,969     30,489     30,489     72,969     66,836     66,836     84,882
   13          47,141      9,336      9,336     72,969     30,295     30,295     72,969     72,892     72,892     92,572
   14          49,498      6,636      6,636     72,969     29,800     29,800     72,969     79,357     79,357    100,784
   15          51,973      3,384      3,384     72,969     28,933     28,933     72,969     86,226     86,226    109,507
   16          54,572          0          0     72,969     27,597     27,597     72,969     93,477     93,477    118,715
   17          57,300          0          0     72,969     25,657     25,657     72,969    101,071    101,071    128,360
   18          60,165          0          0     72,969     22,927     22,927     72,969    108,949    108,949    138,365
   19          63,174          0          0     72,969     19,152     19,152     72,969    117,029    117,029    148,626
   20          66,332          0          0     72,969     13,989     13,989     72,969    125,212    125,212    159,019

 Age 70        31,907     19,041     20,791     72,969     26,407     28,157     72,969     35,693     37,443     72,969
 Age 75        40,722     15,035     15,035     72,969     30,175     30,175     72,969     55,952     55,952     72,969


* These illustrations assume that the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is not in effect, there will be no Death Benefit when the Surrender Value or Contract Value are zero.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE ILLUSTRATIVE ONLY. THEY ARE NOT A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. INVESTMENT RESULTS WILL DEPEND ON INVESTMENT ALLOCATIONS AND THE DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUNDS. THESE HYPOTHETICAL INVESTMENT RATES OF RETURN MAY NOT BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD. VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE RATES OF RETURN AVERAGED THE HYPOTHETICAL 0%, 6%, AND 12%, BUT FLUCTUATED ABOVE AND BELOW THE AVERAGE IN INDIVIDUAL CONTRACT YEARS.

                     APPENDIX E -- PERFORMANCE INFORMATION


The Contracts were first offered to the public in 1998. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts and the Funds.

Total return and average annual total return are based on the hypothetical profile of a representative Contract Owner and historical earnings and are not intended to indicate future performance. "Total return" is the total income generated net of certain expenses and charges. "Average annual total return" is net of the same expenses and charges, but reflects the hypothetical return compounded annually. This hypothetical return is equal to cumulative return had performance been constant over the entire period. Average annual total returns are not the same as yearly results and tend to smooth out variations in the Fund's return.


In Tables IA and IIA, performance information under the Contracts is net of Fund expenses, Monthly Deductions and surrender charges. We take a representative Contract Owner and assume that:


    - The Insured is a male Age 36, standard (non-tobacco user) Underwriting Class;

    - The Contract Owner had allocations in each of the Sub-Accounts for the Fund durations shown; and

    - There was a full surrender at the end of the applicable period.


Performance information for any Sub-Account reflects only the performance of a hypothetical investment in the Sub-Account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in reviewing market conditions during a period and in considering a Fund's success in meeting its investment objectives.


We may compare performance information for a Sub-Account in reports and promotional literature to:

    - Standard & Poor's 500 Stock Index ("S&P 500");

    - Dow Jones Industrial Average ("DJIA");

    - Shearson Lehman Aggregate Bond Index;

    - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets;


    - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.;


    - Other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

    - The Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administrative charges, separate account charges and Fund management costs and expenses.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include:

    - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing);

    - The advantages and disadvantages of investing in tax-deferred and taxable investments;

    - Customer profiles and hypothetical payment and investment scenarios;

    - Financial management and tax and retirement planning; and

    - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues but do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

                                   TABLE I(A)
AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT



The following performance information is based on the periods that the Sub-Accounts have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) Underwriting Class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.



                                                                   10 Years
                                              One-Year            or Life of
                                               Total       5      Sub-Account
 Underlying Fund                               Return    Years    (if less)
 Select Aggressive Growth Fund                   N/A       N/A     -95.74%
 Select Capital Appreciation Fund                N/A       N/A     -95.66%
 Select Value Opportunity Fund                   N/A       N/A     -95.91%
 Select Emerging Markets Fund                    N/A       N/A        N/A
 T. Rowe Price International Stock Portfolio     N/A       N/A     -95.96%
 Fidelity VIP Overseas Portfolio                 N/A       N/A     -95.99%
 Select International Equity Fund                N/A       N/A     -95.96%
 DGPF International Equity Series                N/A       N/A     -95.99%
 Fidelity VIP Growth Portfolio                   N/A       N/A     -95.89%
 Select Growth Fund                              N/A       N/A     -95.81%
 Select Strategic Growth Fund                    N/A       N/A     -96.01%
 Growth Fund                                     N/A       N/A     -95.88%
 Equity Index Fund                               N/A       N/A     -95.94%
 Fidelity VIP Equity-Income Portfolio            N/A       N/A     -95.95%
 Select Growth and Income Fund                   N/A       N/A     -95.89%
 Fidelity VIP II Asset Manager Portfolio         N/A       N/A     -96.01%
 Fidelity VIP High Income Portfolio              N/A       N/A     -96.15%
 Investment Grade Income Fund                    N/A       N/A     -96.18%
 Select Income Fund                              N/A       N/A        N/A
 Government Bond Fund                            N/A       N/A        N/A
 Money Market Fund                               N/A       N/A        N/A



The inception date for the Sub-Accounts is: 12/15/98 for Select Aggressive Growth; Select Capital Appreciation; Select Value Opportunity; T. Rowe Price International Stock; Fidelity VIP Overseas; Select International Equity; DGPF International Equity; Fidelity VIP Growth; Select Growth; Select Strategic Growth; Growth; Equity Index; Fidelity VIP Equity-Income; Select Growth and Income; Fidelity VIP II Asset Manager; Fidelity VIP High Income; and Investment Grade Income.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                   TABLE I(B)
   SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIOD ENDING
                               DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.



                                                                   10 Years
                                              One-Year            or Life of
                                               Total       5      Sub-Account
 Underlying Fund                               Return    Years    (if less)
 Select Aggressive Growth Fund                   N/A       N/A      10.67%
 Select Capital Appreciation Fund                N/A       N/A      12.38%
 Select Value Opportunity Fund                   N/A       N/A       6.55%
 Select Emerging Markets Fund                    N/A       N/A        N/A
 T. Rowe Price International Stock Portfolio     N/A       N/A       5.39%
 Fidelity VIP Overseas Portfolio                 N/A       N/A       4.60%
 Select International Equity Fund                N/A       N/A       5.33%
 DGPF International Equity Series                N/A       N/A       4.59%
 Fidelity VIP Growth Portfolio                   N/A       N/A       7.12%
 Select Growth Fund                              N/A       N/A       8.99%
 Select Strategic Growth Fund                    N/A       N/A       4.27%
 Growth Fund                                     N/A       N/A       7.17%
 Equity Index Fund                               N/A       N/A       5.82%
 Fidelity VIP Equity-Income Portfolio            N/A       N/A       5.61%
 Select Growth and Income Fund                   N/A       N/A       6.98%
 Fidelity VIP II Asset Manager Portfolio         N/A       N/A       4.09%
 Fidelity VIP High Income Portfolio              N/A       N/A       0.92%
 Investment Grade Income Fund                    N/A       N/A       0.11%
 Select Income Fund                              N/A       N/A        N/A
 Government Bond Fund                            N/A       N/A        N/A
 Money Market Fund                               N/A       N/A        N/A



The inception date for the Sub-Accounts is: 12/15/98 for Select Aggressive Growth; Select Capital Appreciation; Select Value Opportunity; T. Rowe Price International Stock; Fidelity VIP Overseas; Select International Equity; DGPF International Equity; Fidelity VIP Growth; Select Growth; Select Strategic Growth; Growth; Equity Index; Fidelity VIP Equity-Income; Select Growth and Income; Fidelity VIP II Asset Manager; Fidelity VIP High Income; and Investment Grade Income.



PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(A)
AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
           NET OF ALL CHARGES AND ASSUMING SURRENDER OF THE CONTRACT


The following performance information is based on the periods that the Funds have been in existence. The data is net of expenses of the Funds, all Sub-Account charges, and all Contract charges (including surrender charges) for a representative Contract. It is assumed that the Insured is Male, Age 36, standard (non-tobacco user) Underwriting Class, that a single payment of $25,000 was made, that the entire payment was allocated to each Sub-Account individually, and that there was a full surrender of the Contract at the end of the applicable period.


                                                                   10 Years
                                              One-Year            or Life of
                                               Total       5         Fund
 Underlying Fund                               Return    Years    (if less)
 Select Aggressive Growth Fund                 -3.79%    10.89%     14.47%
 Select Capital Appreciation Fund              -0.60%      N/A      15.38%
 Select Value Opportunity Fund                 -9.26%     8.98%     10.87%
 Select Emerging Markets Fund                    N/A       N/A     -43.61%
 T. Rowe Price International Stock Portfolio    1.30%      N/A       5.37%
 Fidelity VIP Overseas Portfolio               -1.68%     5.56%      7.20%
 Select International Equity Fund               1.90%      N/A       7.95%
 DGPF International Equity Series              -4.01%     6.41%      7.46%
 Fidelity VIP Growth Portfolio                 24.01%    17.65%     16.31%
 Select Growth Fund                            20.12%    18.06%     15.53%
 Select Strategic Growth Fund                    N/A       N/A     -27.90%
 Growth Fund                                    4.63%    14.93%     13.93%
 Equity Index Fund                             13.28%    19.30%     17.41%
 Fidelity VIP Equity-Income Portfolio          -2.76%    14.69%     12.60%
 Select Growth and Income Fund                  1.85%    13.74%     11.91%
 Fidelity VIP II Asset Manager Portfolio        0.53%     7.69%      9.95%
 Fidelity VIP High Income Portfolio           -18.09%     4.65%      8.17%
 Investment Grade Income Fund                  -6.27%     2.77%      6.31%
 Select Income Fund                            -7.36%     1.84%      2.91%
 Government Bond Fund                          -6.56%     1.78%      3.67%
 Money Market Fund                             -8.63%     1.00%      2.85%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock, and 2/20/98 for Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

                                  TABLE II(B)
  SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT FOR PERIODS ENDING
                               DECEMBER 31, 1998
                    SINCE INCEPTION OF THE UNDERLYING FUNDS
            EXCLUDING MONTHLY CONTRACT CHARGES AND SURRENDER CHARGES



The following performance information is based on the periods that the Funds have been in existence. The performance information is net of total Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT MONTHLY CHARGES UNDER THE CONTRACTS OR SURRENDER CHARGES. It is assumed that a single premium payment of $25,000 has been made and that the entire payment was allocated to each Sub-Account individually.



                                                                   10 Years
                                              One-Year            or Life of
                                               Total       5         Fund
 Underlying Fund                               Return    Years    (if less)
 Select Aggressive Growth Fund                  9.56%    13.95%     17.04%
 Select Capital Appreciation Fund              12.85%      N/A      19.28%
 Select Value Opportunity Fund                  3.92%    12.07%     13.68%
 Select Emerging Markets Fund                    N/A       N/A     -22.07%
 T. Rowe Price International Stock Portfolio   14.81%      N/A       8.67%
 Fidelity VIP Overseas Portfolio               11.73%     8.71%      9.09%
 Select International Equity Fund              15.43%      N/A      11.25%
 DGPF International Equity Series               9.33%     9.54%     10.14%
 Fidelity VIP Growth Portfolio                 38.23%    20.64%     18.33%
 Select Growth Fund                            34.22%    21.05%     18.10%
 Select Strategic Growth Fund                    N/A       N/A%     -3.23%
 Growth Fund                                   18.24%    17.94%     15.92%
 Equity Index Fund                             27.17%    22.28%     19.60%
 Fidelity VIP Equity-Income Portfolio          10.62%    17.70%     14.58%
 Select Growth and Income Fund                 15.38%    16.76%     14.49%
 Fidelity VIP II Asset Manager Portfolio       14.01%    10.80%     11.96%
 Fidelity VIP High Income Portfolio            -5.19%     7.82%     10.08%
 Investment Grade Income Fund                   7.00%     5.99%      8.19%
 Select Income Fund                             5.87%     5.09%      5.60%
 Government Bond Fund                           6.70%     5.03%      6.03%
 Money Market Fund                              4.56%     4.27%      4.67%



The inception dates for the Underlying Funds are: 4/29/85 for Growth, Investment Grade and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth, Select Growth, Select Income, and Select Growth and Income; 4/30/93 for Select Value Opportunity; 5/02/94 for Select International Equity; 4/28/95 for Select Capital Appreciation; 10/09/86 for Fidelity VIP Equity-Income and Fidelity VIP Growth; 9/19/85 for Fidelity VIP High Income; 1/28/87 for Fidelity VIP Overseas; 9/06/89 for Fidelity VIP II Asset Manager; 10/29/92 for DGPF International Equity; 3/31/94 for T. Rowe Price International Stock; and 2/20/98 for the Select Emerging Markets and Select Strategic Growth.


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Policyowners of the VEL Account III of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the VEL Account III of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for the period indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Funds, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                                VEL ACCOUNT III
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                                                                                           SELECT
                                              INVESTMENT      MONEY                       GOVERNMENT     AGGRESSIVE     SELECT
                                  GROWTH     GRADE INCOME   MARKET(a)    EQUITY INDEX       BOND(a)        GROWTH       GROWTH
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $       76   $        42    $      --     $      60         $      --    $      94    $      154
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........          --            --           --            --                --           --            --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................          --            --           --            --                --           --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          --            --           --            --                --           --            --
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------
  Total assets................          76            42           --            60                --           94           154

LIABILITIES:                            --            --           --            --                --           --            --
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------
  Net assets..................  $       76   $        42    $      --     $      60         $      --    $      94    $      154
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------

Net asset distribution by
 category:
  Variable life policies......  $       76   $        42    $      --     $      60         $      --    $      94    $      154
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------
                                ----------   ------------   ----------   -------------   -------------   ----------   ----------

Units outstanding, December
 31, 1998.....................          71            42           --            57                --           85           141
Net asset value per unit,
 December 31, 1998............  $ 1.071654   $  1.000996    $1.000000     $1.058073         $1.000000    $1.106580    $ 1.089780

(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                  SELECT                                    SELECT         SELECT        SELECT       SELECT
                                  GROWTH     SELECT VALUE     SELECT     INTERNATIONAL    CAPITAL       EMERGING    STRATEGIC
                                AND INCOME   OPPORTUNITY    INCOME(a)       EQUITY      APPRECIATION   MARKETS(a)     GROWTH
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $      45    $       120    $      --      $     119      $      95    $      --    $       74
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........         --             --           --             --             --           --            --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................         --             --           --             --             --           --            --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................         --             --           --             --             --           --            --
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------
  Total assets................         45            120           --            119             95           --            74

LIABILITIES:                           --             --           --             --             --           --            --
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------
  Net assets..................  $      45    $       120    $      --      $     119      $      95    $      --    $       74
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------

Net asset distribution by
 category:
  Variable life policies......  $      45    $       120    $      --      $     119      $      95    $      --    $       74
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------
                                ----------   ------------   ----------   ------------   ------------   ----------   ----------

Units outstanding, December
 31, 1998.....................         42            113           --            113             85           --            71
Net asset value per unit,
 December 31, 1998............  $1.069747    $  1.065421    $1.000000      $1.053158      $1.123660    $1.000000    $ 1.042596

(a) For the period ended 12/31/98, there were no transactions.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                 FIDELITY
                                   VIP         FIDELITY       FIDELITY      FIDELITY       FIDELITY      T. ROWE PRICE
                                   HIGH           VIP           VIP           VIP           VIP II       INTERNATIONAL
                                  INCOME     EQUITY-INCOME     GROWTH       OVERSEAS     ASSET MANAGER       STOCK
                                ----------   -------------   ----------   ------------   -------------   -------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...  $      --      $      --     $       --    $        --     $      --       $       --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........         43             45             76            103           147               --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................         --             --             --             --            --              104
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................         --             --             --             --            --               --
                                ----------   -------------   ----------   ------------   -------------   -------------
  Total assets................         43             45             76            103           147              104

LIABILITIES:                           --             --             --             --            --               --
                                ----------   -------------   ----------   ------------   -------------   -------------
  Net assets..................  $      43      $      45     $       76    $       103     $     147       $      104
                                ----------   -------------   ----------   ------------   -------------   -------------
                                ----------   -------------   ----------   ------------   -------------   -------------

Net asset distribution by
 category:
  Variable life policies......  $      43      $      45     $       76    $       103     $     147       $      104
                                ----------   -------------   ----------   ------------   -------------   -------------
                                ----------   -------------   ----------   ------------   -------------   -------------

Units outstanding, December
 31, 1998.....................         43             43             71             98           141               99
Net asset value per unit,
 December 31, 1998............  $1.009145      $1.056016     $ 1.071135    $  1.045945     $1.040782       $ 1.053785


                                    DGPF
                                INTERNATIONAL
                                   EQUITY
                                ------------
ASSETS:
Investments in shares of
 Allmerica Investment Trust...    $      --
Investments in shares of
 Fidelity Variable Insurance
 Products Funds (VIP).........           --
Investment in shares of T.
 Rowe Price International
 Series, Inc..................           --
Investment in shares of
 Delaware Group Premium Fund,
 Inc..........................          103
                                ------------
  Total assets................          103
LIABILITIES:                             --
                                ------------
  Net assets..................    $     103
                                ------------
                                ------------
Net asset distribution by
 category:
  Variable life policies......    $     103
                                ------------
                                ------------
Units outstanding, December
 31, 1998.....................           99
Net asset value per unit,
 December 31, 1998............    $1.045844

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                 INVESTMENT
                                         GROWTH                 GRADE INCOME              EQUITY INDEX
                                 ----------------------    ----------------------    ----------------------
                                      PERIOD FROM               PERIOD FROM               PERIOD FROM
                                 12/15/98** TO 12/31/98    12/15/98** TO 12/31/98    12/15/98** TO 12/31/98
                                 ----------------------    ----------------------    ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................            $ --                      $  1                      $ --
                                         -----                     -----                     -----
    Net investment income
      (loss)..................              --                         1                        --
                                         -----                     -----                     -----

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...              --                        --                         1
                                         -----                     -----                     -----
  Net realized gain (loss)....              --                        --                         1
  Net unrealized gain
    (loss)....................               5                        (1)                        2
                                         -----                     -----                     -----
    Net realized and
      unrealized gain
      (loss)..................               5                        (1)                        3
                                         -----                     -----                     -----

  Net increase (decrease) in
    net assets from
    operations................               5                        --                         3
                                         -----                     -----                     -----

POLICY TRANSACTIONS:
  Transfers between
    sub-accounts (including
    fixed account), net.......              71                        42                        57
                                         -----                     -----                     -----
  Net increase (decrease) in
    net assets from policy
    transactions..............              71                        42                        57
                                         -----                     -----                     -----

  Net increase (decrease) in
    net assets................              76                        42                        60

NET ASSETS:
  Beginning of period.........              --                        --                        --
                                         -----                     -----                     -----
  End of period...............            $ 76                      $ 42                      $ 60
                                         -----                     -----                     -----
                                         -----                     -----                     -----

                                        SELECT                                              SELECT
                                  AGGRESSIVE GROWTH           SELECT GROWTH           GROWTH AND INCOME
                                ----------------------    ----------------------    ----------------------
                                     PERIOD FROM               PERIOD FROM               PERIOD FROM
                                12/15/98** TO 12/31/98    12/15/98** TO 12/31/98    12/15/98** TO 12/31/98
                                ----------------------    ----------------------    ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................           $ --                      $ --                      $ --
                                        -----                     -----                     -----
    Net investment income
      (loss)..................             --                        --                        --
                                        -----                     -----                     -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...             --                        --                        --
                                        -----                     -----                     -----
  Net realized gain (loss)....             --                        --                        --
  Net unrealized gain
    (loss)....................              9                        13                         3
                                        -----                     -----                     -----
    Net realized and
      unrealized gain
      (loss)..................              9                        13                         3
                                        -----                     -----                     -----
  Net increase (decrease) in
    net assets from
    operations................              9                        13                         3
                                        -----                     -----                     -----
POLICY TRANSACTIONS:
  Transfers between
    sub-accounts (including
    fixed account), net.......             85                       141                        42
                                        -----                     -----                     -----
  Net increase (decrease) in
    net assets from policy
    transactions..............             85                       141                        42
                                        -----                     -----                     -----
  Net increase (decrease) in
    net assets................             94                       154                        45
NET ASSETS:
  Beginning of period.........             --                        --                        --
                                        -----                     -----                     -----
  End of period...............           $ 94                      $154                      $ 45
                                        -----                     -----                     -----
                                        -----                     -----                     -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                         SELECT                    SELECT                    SELECT
                                   VALUE OPPORTUNITY        INTERNATIONAL EQUITY      CAPITAL APPRECIATION
                                 ----------------------    ----------------------    ----------------------
                                      PERIOD FROM               PERIOD FROM               PERIOD FROM
                                 12/15/98** TO 12/31/98    12/15/98** TO 12/31/98    12/15/98** TO 12/31/98
                                 ----------------------    ----------------------    ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................            $  1                      $  1                      $ --
                                         -----                     -----                     -----
  Net investment income
    (loss)....................               1                         1                        --
                                         -----                     -----                     -----

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...              --                        --                        14
                                         -----                     -----                     -----
  Net realized gain (loss)....              --                        --                        14
  Net unrealized gain
    (loss)....................               6                         5                        (4)
                                         -----                     -----                     -----
    Net realized and
      unrealized gain
      (loss)..................               6                         5                        10
                                         -----                     -----                     -----

  Net increase (decrease) in
    net assets from
    operations................               7                         6                        10
                                         -----                     -----                     -----

POLICY TRANSACTIONS:
  Transfers between
    sub-accounts (including
    fixed account), net.......             113                       113                        85
                                         -----                     -----                     -----
  Net increase (decrease) in
    net assets from policy
    transactions..............             113                       113                        85
                                         -----                     -----                     -----

  Net increase (decrease) in
    net assets................             120                       119                        95

NET ASSETS:
  Beginning of period.........              --                        --                        --
                                         -----                     -----                     -----
  End of period...............            $120                      $119                      $ 95
                                         -----                     -----                     -----
                                         -----                     -----                     -----

                                        SELECT                 FIDELITY VIP              FIDELITY VIP
                                   STRATEGIC GROWTH            HIGH INCOME              EQUITY-INCOME
                                ----------------------    ----------------------    ----------------------
                                     PERIOD FROM               PERIOD FROM               PERIOD FROM
                                12/15/98** TO 12/31/98    12/15/98** TO 12/31/98    12/15/98** TO 12/31/98
                                ----------------------    ----------------------    ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................           $ --                      $ --                      $ --
                                        -----                     -----                     -----
  Net investment income
    (loss)....................             --                        --                        --
                                        -----                     -----                     -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...             --                        --                        --
                                        -----                     -----                     -----
  Net realized gain (loss)....             --                        --                        --
  Net unrealized gain
    (loss)....................              3                        --                         2
                                        -----                     -----                     -----
    Net realized and
      unrealized gain
      (loss)..................              3                        --                         2
                                        -----                     -----                     -----
  Net increase (decrease) in
    net assets from
    operations................              3                        --                         2
                                        -----                     -----                     -----
POLICY TRANSACTIONS:
  Transfers between
    sub-accounts (including
    fixed account), net.......             71                        43                        43
                                        -----                     -----                     -----
  Net increase (decrease) in
    net assets from policy
    transactions..............             71                        43                        43
                                        -----                     -----                     -----
  Net increase (decrease) in
    net assets................             74                        43                        45
NET ASSETS:
  Beginning of period.........             --                        --                        --
                                        -----                     -----                     -----
  End of period...............           $ 74                      $ 43                      $ 45
                                        -----                     -----                     -----
                                        -----                     -----                     -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                      FIDELITY VIP             FIDELITY VIP           FIDELITY VIP II           T. ROWE PRICE
                                         GROWTH                  OVERSEAS              ASSET MANAGER         INTERNATIONAL STOCK
                                 ----------------------   ----------------------   ----------------------   ----------------------
                                      PERIOD FROM              PERIOD FROM              PERIOD FROM              PERIOD FROM
                                 12/15/98** TO 12/31/98   12/15/98** TO 12/31/98   12/15/98** TO 12/31/98   12/15/98** TO 12/31/98
                                 ----------------------   ----------------------   ----------------------   ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................            $   --                   $   --                   $   --                   $    1
                                           -----                    -----                    -----                    -----
    Net investment income
      (loss)..................                --                       --                       --                        1
                                           -----                    -----                    -----                    -----

REALIZED AND UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...                --                       --                       --                       --
                                           -----                    -----                    -----                    -----
  Net realized gain (loss)....                --                       --                       --                       --
  Net unrealized gain
    (loss)....................                 5                        5                        6                        4
                                           -----                    -----                    -----                    -----
    Net realized and
      unrealized gain
      (loss)..................                 5                        5                        6                        4
                                           -----                    -----                    -----                    -----

  Net increase (decrease) in
    net assets from
    operations................                 5                        5                        6                        5
                                           -----                    -----                    -----                    -----

POLICY TRANSACTIONS:
  Transfers between
    sub-accounts (including
    fixed account), net.......                71                       98                      141                       99
                                           -----                    -----                    -----                    -----
  Net increase (decrease) in
    net assets from policy
    transactions..............                71                       98                      141                       99
                                           -----                    -----                    -----                    -----

  Net increase (decrease) in
    net assets................                76                      103                      147                      104

NET ASSETS:
  Beginning of period.........                --                       --                       --                       --
                                           -----                    -----                    -----                    -----
  End of period...............            $   76                   $  103                   $  147                   $  104
                                           -----                    -----                    -----                    -----
                                           -----                    -----                    -----                    -----

                                         DGPF
                                 INTERNATIONAL EQUITY
                                ----------------------
                                     PERIOD FROM
                                12/15/98** TO 12/31/98
                                ----------------------
INVESTMENT INCOME (LOSS):
  Dividends...................           $   --
                                          -----
    Net investment income
      (loss)..................               --
                                          -----
REALIZED AND UNREALIZED GAIN
 (LOSS) ON
 INVESTMENTS:
  Realized gain distributions
    from portfolio sponsors...               --
                                          -----
  Net realized gain (loss)....               --
  Net unrealized gain
    (loss)....................                5
                                          -----
    Net realized and
      unrealized gain
      (loss)..................                5
                                          -----
  Net increase (decrease) in
    net assets from
    operations................                5
                                          -----
POLICY TRANSACTIONS:
  Transfers between
    sub-accounts (including
    fixed account), net.......               98
                                          -----
  Net increase (decrease) in
    net assets from policy
    transactions..............               98
                                          -----
  Net increase (decrease) in
    net assets................              103
NET ASSETS:
  Beginning of period.........               --
                                          -----
  End of period...............           $  103
                                          -----
                                          -----

** Date of initial investment.

   The accompanying notes are an integral part of these financial statements.

                                VEL ACCOUNT III

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    The VEL Account III (VEL III) is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on October 30, 1998 for the purpose of separating from the general assets of the Company those assets used to fund the variable portion of certain modified single premium variable life insurance policies issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of VEL III are clearly identified and distinguished from the other assets and liabilities of the Company. VEL III cannot be charged with liabilities arising out of any other business of the Company.

    VEL III is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). VEL III currently offers twenty-one Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of: Allmerica Investment Trust (the Trust), managed by Allmerica Financial Investment Management Services, Inc. (AFIMS) (successor to Allmerica Investment Management Company, Inc.), a wholly-owned subsidiary of First Allmerica; or of the Variable Insurance Products Fund (Fidelity VIP) or the Variable Insurance Products Fund II (Fidelity VIP II), managed by Fidelity Management & Research Company (FMR); or of the T. Rowe Price International Series, Inc. (T. Rowe Price), managed by Rowe Price-Fleming International, Inc.; or of the Delaware Group Premium Fund, Inc. (DGPF), managed by Delaware International Advisers, Ltd. The Trust, Fidelity VIP, Fidelity VIP II, T. Rowe Price, and DGPF (the Funds) are open-end, diversified management investment companies registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Funds. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Funds at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code (the Code) and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of VEL III. Therefore, no provision for income taxes has been charged against VEL III.

                                VEL ACCOUNT III

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Funds at December 31, 1998 were as follows:

                                               PORTFOLIO INFORMATION
                                          --------------------------------
                                                                 NET ASSET
                                          NUMBER OF  AGGREGATE     VALUE
INVESTMENT PORTFOLIO                       SHARES      COST      PER SHARE
----------------------------------------  ---------  ---------   ---------
Growth..................................      27        $ 71      $ 2.825
Investment Grade Income.................      37          43        1.132
Money Market............................      --          --        1.000
Equity Index............................      18          58        3.408
Government Bond.........................      --          --        1.068
Select Aggressive Growth................      38          85        2.460
Select Growth...........................      63         141        2.428
Select Growth and Income................      25          42        1.779
Select Value Opportunity................      71         114        1.685
Select Income...........................      --          --        1.032
Select International Equity.............      77         114        1.542
Select Capital Appreciation.............      58          99        1.640
Select Emerging Markets.................      --          --        0.784
Select Strategic Growth.................      76          71        0.973
Fidelity VIP High Income................       4          43       11.530
Fidelity VIP Equity-Income..............       2          43       25.420
Fidelity VIP Growth.....................       2          71       44.870
Fidelity VIP Overseas...................       5          98       20.050
Fidelity VIP II Asset Manager...........       8         141       18.160
T. Rowe Price International Stock.......       7         100       14.520
DGPF International Equity...............       6          98       16.480

NOTE 4 -- RELATED PARTY TRANSACTIONS

    On the date of issue and each monthly payment date thereafter, a monthly charge is deducted from the policy value to compensate the Company for the cost of insurance, which varies by policy, the cost of any additional benefits provided by rider and monthly administration and distribution charges. The policyowner may instruct the Company to deduct this monthly charge from a specific Sub-Account, but if not so specified, it will be deducted on a pro-rata basis of allocation which is the same proportion that the policy value in the General Account of the Company and in each Sub-Account bear to the total policy value.

    The Company makes a charge of 0.90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The mortality and expense risk charge may be increased or decreased, subject to compliance with applicable state and federal requirements, but the total charge may not exceed 0.90% per annum. This charge is deducted in the daily computation of unit values and is paid to the Company daily or monthly based on the Sub-Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of VEL III, and does not receive any compensation for sales of

                                VEL ACCOUNT III

NOTE 4 -- RELATED PARTY TRANSACTIONS (CONTINUED)

VEL III policies. Commissions are paid to registered representatives of Allmerica Investments and certain independent broker-dealers by the Company. The current series of policies have a surrender charge and no deduction is made for sales charges at the time of the sale. For the period ended December 31, 1998, there were no surrender charges applicable to VEL III.

NOTE 5 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that VEL III satisfies the current requirements of the regulations, and it intends that VEL III will continue to meet such requirements.

                                VEL ACCOUNT III

NOTE 6 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Funds by VEL III during the period ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                     PURCHASES   SALES
-------------------------------------------------------  ---------   -----
Growth.................................................    $   71    $ --
Investment Grade Income................................        43      --
Money Market...........................................        --      --
Equity Index...........................................        58      --
Government Bond........................................        --      --
Select Aggressive Growth...............................        85      --
Select Growth..........................................       141      --
Select Growth and Income...............................        42      --
Select Value Opportunity...............................       114      --
Select Income..........................................        --      --
Select International Equity............................       114      --
Select Capital Appreciation............................        99      --
Select Emerging Markets................................        --      --
Select Strategic Growth................................        71      --
Fidelity VIP High Income...............................        43      --
Fidelity VIP Equity-Income.............................        43      --
Fidelity VIP Growth....................................        71      --
Fidelity VIP Overseas..................................        98      --
Fidelity VIP II Asset Manager..........................       141      --
T. Rowe Price International Stock......................       100      --
DGPF International Equity..............................        98      --
                                                         ---------   -----
Totals.................................................    $1,432    $ --
                                                         ---------   -----
                                                         ---------   -----

PART II

UNDERTAKINGS AND REPRESENTATIONS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Article VIII of Registrant's Bylaws provides: Each Director and each officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF THE REGISTRATION STATEMENT


This registration statement amendment comprises the following papers and documents:

The facing sheet.
Cross-reference to items required by Form N-8B-2.
The prospectus consisting of ____ pages.
The undertaking to file reports.
The undertaking pursuant to Rule 484 under the 1933 Act.
Representations pursuant to Section 26(e) of the 1940 Act.
The signatures.

Written consents of the following persons:

    1.  Actuarial Consent
    2.  Opinion of Counsel
    3.  Consent of Independent Accountants

The following exhibits:

    1. Exhibit 1 (Exhibits required by paragraph A of the instructions to Form N-8B-2)

        (1) Certified copy of Resolutions of the Board of Directors of the Company dated June 1, 1996 authorizing the establishment of the VEL Account III was previously filed in Pre-Effective Amendment No. 1 on September 23, 1998, and is incorporated by reference herein.

        (2) Not Applicable.

        (3) (a) Underwriting and Administrative Services Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

            (b) General Agent's Agreement was previously filed in Initial
                Registration Statement on July 3, 1998, and is incorporated by reference herein.

            (c) Compensation Schedule was previously filed in Initial
                Registration Statement on July 3, 1998, and is incorporated by reference herein.

        (4) Not Applicable.

        (5) (a) Contract;

            (b) Paid Up Life Insurance Option Rider;

            (c) Life Insurance 1035 Exchange Rider; and

            (d) Guaranteed Death Benefit Rider, were all previously filed in
                Initial Registration Statement on July 3, 1998, and are incorporated by reference herein.

        (6) Organizational documents of the Company were previously filed on November 5, 1996 Registration Statement No. 333-155569, and are incorporated by reference herein.

        (7) Not Applicable.

        (8) (a) Participation Agreement with Allmerica Investment Trust was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

            (b) Participation Agreement with Variable Insurance Products Fund and Variable Insurance Products Fund II was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the
                VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

            (c) Participation Agreement with Delaware Group Premium Fund, Inc.
                was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

            (d) Participation Agreement with T. Rowe Price International
                Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein.

            (e) Fidelity Service Agreement as of November 1, 1995 was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 of the VEL II Account (Registration No. 33-57792), and is incorporated by reference herein. An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, and a form of Fidelity Service Contract were previously filed on April 30, 1997 in Post-Effective Amendment No. 9 of the VEL II Account (Registration Statement No. 33-57792), and are incorporated by reference herein.

            (f) Service Agreement with Rowe Price-Fleming International, Inc.
                was filed on April 30, 1997 in Post-Effective Amendment No. 9 to Registration Statement No. 33-57792, and is incorporated by reference herein.

        (9) (a) BFDS Agreements for lockbox and mailroom services, effective January 1, 1997, were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of the VEL II Account (Registration Statement No. 33-57792), and are incorporated by reference herein.

            (b) Directors' Power of Attorney is filed herewith.

       (10) Application was previously filed in Initial Registration Statement on July 3, 1998, and is incorporated by reference herein.

    2. Form of Contract and Contract riders are included in Exhibit 1(5) above.

    3. Opinion of Counsel is filed herewith.

    4. Not Applicable.

    5. Not Applicable.

    6. Actuarial Consent is filed herewith.

    7. Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act, which includes conversion procedures pursuant to Rule 6e-3(T)(b)(13)(v)(B) was previously filed in Initial Registration Statement on July 3, 1998, and is incorporated by reference herein.

   8. Consent of Independent Accountants is filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 1st day of April, 1999.


                                 VEL ACCOUNT III OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                        By: /s/ Abigail M. Armstrong
                            -------------------------------
                            Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                       Title                                       Date
----------                       -----                                       ----
/s/ Warren E. Barnes             Vice President and Corporate Controller     April 2, 1999
------------------------
Warren E. Barnes

/s/ Edward J. Parry III          Director, Vice President, Chief Financial   April 2, 1999
------------------------         Officer and Treasurer
Edward J. Parry III

/s/ Richard M. Reilly            Director, President and                     April 2, 1999
------------------------         Chief Executive Officer
Richard M. Reilly

John F. O'Brien*                 Director and Chairman of the Board          April 2, 1999
------------------------

Bruce C. Anderson*               Director                                    April 2, 1999
------------------------

Robert E. Bruce*                 Director and Chief Information Officer      April 2, 1999
------------------------

John P. Kavanaugh*               Director, Vice President and                April 2, 1999
------------------------         Chief Investment Officer

John F. Kelly*                   Director, Vice President and                April 2, 1999
------------------------         General Counsel

J. Barry May*                    Director                                    April 2, 1999
------------------------

James R. McAuliffe*              Director                                    April 2, 1999
------------------------

Robert P. Restrepo, Jr.*         Director                                    April 2, 1999
------------------------

Eric A. Simonsen*                Director and Vice President                 April 2, 1999
------------------------

Phillip E. Soule*                Director                                    April 2, 1999
-----------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
---------------------------------------
Sheila B. St. Hilaire, Attorney-in-Fact


(333-63093)

                               FORM S-6 EXHIBIT TABLE


Exhibit 1(9)(b)    Directors' Power of Attorney

Exhibit 3          Opinion of Counsel

Exhibit 6          Actuarial Consent

Exhibit 8          Consent of Independent Accountants